Companion Life

Insurance Company

(A Wholly Owned Subsidiary of

United of Omaha Life Insurance Company)

Statutory Financial Statements as of

December 31, 2021 and 2020, and for the

Years Ended December 31, 2021, 2020, and 2019,

Supplemental Schedules as of and for the

Year Ended December 31, 2021, and

Independent Auditor’s Reports

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

Page

INDEPENDENT AUDITOR’S REPORT	1-3
STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020, AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019:
Statements of Admitted Assets, Liabilities, and Surplus	4
Statements of Operations	5
Statements of Changes in Surplus	6
Statements of Cash Flows	7-8
Notes to Statutory Financial Statements	9-44
SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021:
Independent Auditor’s Report on Additional Information	46
Supplemental Schedule of Selected Financial Data	47-51
Supplemental Summary Investment Schedule	52
Supplemental Investment Risks Interrogatories	53-58

Deloitte & Touche LLP First National Tower 1601 Dodge Street Suite 3100 Omaha, NE 68102-1640 USA

Tel: +1 402 346 7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Audit & Compensation Committee

Companion Life Insurance Company

Hauppauge, New York

Opinions

We have audited the statutory financial statements of Companion Life Insurance Company (the “Company”) (a wholly owned subsidiary of United of Omaha Life Insurance Company), which comprise the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

April 15, 2022

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020

	2021	2020
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds	$987,172,032	$938,739,850
Redeemable preferred stocks	1,423,700	1,423,700
Common stocks — unaffiliated	288,399	232,658
Mortgage loans	51,810,861	61,948,082
Contract loans	34,416,834	35,543,815
Cash and cash equivalents	14,548,052	(2,052,529)
Other invested assets	5,562,729	1,083,161
Receivable for securities	69,218	39,182

Total cash and invested assets	1,095,291,825	1,036,957,919
INVESTMENT INCOME DUE AND ACCRUED	8,654,620	8,149,847
PREMIUMS DEFERRED AND UNCOLLECTED	9,530,011	9,836,204
NET DEFERRED TAX ASSETS	4,885,371	4,669,837
RECEIVABLES FROM PARENT AND AFFILIATES	5,477,036	14,408,494
FEDERAL INCOME TAXES RECEIVABLE	1,151,191	—
REINSURANCE RECOVERABLE	5,263,572	14,345,441
OTHER ASSETS	2,347,941	2,038,791
SEPARATE ACCOUNT ASSETS	60,491,918	63,950,307

TOTAL ADMITTED ASSETS	$1,193,093,485	$1,154,356,840

LIABILITIES AND SURPLUS
LIABILITIES:
Policy reserves:
Life insurance contract and annuity reserves	$956,167,296	$941,773,454
Deposit-type contracts	10,497,776	12,247,992

Total policy reserves	966,665,072	954,021,446
Policy and contract claims	2,528,834	3,654,605
Premiums received in advance	392,973	334,588
Interest maintenance reserve	4,864,929	2,578,922
Asset valuation reserve	6,458,007	6,689,668
General expenses and taxes due or accrued	607,501	363,491
Funds held under reinsurance treaties	65,547,635	62,329,535
Payable to parent and affiliates	2,900,188	2,199,795
Current federal income taxes payable	—	749,391
Commissions to agents due or accrued	1,324,157	947,766
Drafts outstanding	1,026,132	1,360,850
Other liabilities	4,380,949	4,938,496
Separate account liabilities	60,491,918	63,950,307

Total liabilities	1,117,188,295	1,104,118,860

SURPLUS:
Capital stock, $400 par value, 5,000 shares authorized, issued, and outstanding	2,000,000	2,000,000
Gross paid-in and contributed surplus	111,650,000	111,650,000
Special surplus and contingency reserve	5,381,674	4,934,298
Unassigned deficit	(43,126,484)	(68,346,318)

Total surplus	75,905,190	50,237,980

TOTAL LIABILITIES AND SURPLUS	$1,193,093,485	$1,154,356,840

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

	2021	2020	2019
INCOME:
Net premiums and annuity considerations	$93,065,560	$90,820,199	$(23,938,612)
Net investment income and amortization of IMR	44,791,189	44,121,922	44,473,038
Commissions and expense allowances on reinsurance ceded	5,330,544	5,337,644	3,520,943
Other income	661,585	650,559	762,971

Total income	143,848,878	140,930,324	24,818,340

BENEFITS AND EXPENSES:
Policyholder benefits	70,246,716	73,604,452	72,577,542
Net change in reserves	16,053,238	40,746,128	(48,124,814)
Commissions	8,156,084	6,401,487	5,968,288
Operating expenses	24,466,403	22,966,791	13,490,847

Total benefits and expenses	118,922,441	143,718,858	43,911,863

NET INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX AND NET REALIZED CAPITAL GAIN (LOSS)	24,926,437	(2,788,534)	(19,093,523)
FEDERAL INCOME TAX	560,729	1,864,479	1,612,798

NET INCOME (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAIN (LOSS)	24,365,708	(4,653,013)	(20,706,321)
NET REALIZED CAPITAL GAIN (LOSS) — Net of federal income tax (benefit) of $1,041,236, $842,119, and $924,357, and transfers to (from) the interest maintenance reserve of $2,370,895, $2,326,837, and $8,863,241, respectively	(413,103)	(203,818)	1,401,912

NET INCOME (LOSS)	$23,952,605	$(4,856,831)	$(19,304,409)

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

	2021	2020	2019
CAPITAL STOCK	$2,000,000	$2,000,000	$2,000,000

GROSS PAID-IN AND CONTRIBUTED SURPLUS:
Balance — beginning of year	111,650,000	101,650,000	101,650,000
Capital contribution	—	10,000,000	—

Balance — end of year	111,650,000	111,650,000	101,650,000

SPECIAL SURPLUS AND CONTINGENCY RESERVE:
Balance — beginning of year	4,934,298	4,510,630	4,103,723
Increases in group contingency life reserve	447,376	423,668	406,907

Balance — end of year	5,381,674	4,934,298	4,510,630

UNASSIGNED DEFICIT:
Balance — beginning of year	(68,346,318)	(61,579,028)	(51,472,194)
Net income (loss)	23,952,605	(4,856,831)	(19,304,409)
Change in:
Net unrealized capital gains (loss) — net of income tax (benefit) of $11,706, $(60,168), and $33,812, respectively	44,035	(226,346)	127,201
Net deferred income tax (benefit)	(4,469,521)	2,842,538	3,886,272
Nonadmitted assets	4,231,671	(3,598,663)	(3,634,751)
Liability for reinsurance in unauthorized companies	17,363	29,803	2,081
Reserve on account of change in valuation basis	1,659,396	(529)	7,900,040
Asset valuation reserve	231,661	(459,168)	(400,713)
Contingency reserves	(447,376)	(423,668)	(406,907)
Other	—	(74,426)	(1,724,352)

Balance — end of year	(43,126,484)	(68,346,318)	(61,579,028)

TOTAL SURPLUS	$75,905,190	$50,237,980	$46,581,602

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

	2021	2020	2019
CASH FROM (USED FOR) OPERATIONS:
Net premiums and annuity considerations	$129,531,462	$126,116,344	$6,267,936
Net investment income	44,431,702	45,173,521	45,137,353
Miscellaneous income (loss)	575,384	2,118,610	(2,303,326)
Policyholder benefits	(93,919,573)	(115,044,182)	(96,236,531)
Net transfers from (to) separate accounts	7,077	4,634	(1,577)
Commissions and operating expenses	(28,220,856)	(26,358,920)	(25,043,948)
Federal income taxes paid to parent	(3,502,547)	(2,077,161)	(2,692,948)

Net cash from (used for) operations	48,902,649	29,932,846	(74,873,041)

CASH FROM (USED FOR) INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	85,832,655	53,316,950	330,474,992
Stocks	—	2,276,300	—
Mortgage loans	10,138,119	7,218,290	13,889,057
Miscellaneous proceeds	—	299,238	—
Cost of investments acquired:
Bonds	(131,502,212)	(92,423,873)	(287,117,010)
Mortgage loans	(2,997)	—	(3,371,971)
Other invested assets	(4,496,255)	(1,083,820)	—
Miscellaneous applications	(30,038)	—	(335,861)
Net increase (decrease) in contract loans	1,131,914	519,163	(789,840)

Net cash from (used for) investments	(38,928,814)	(29,877,752)	52,749,367

CASH FROM (USED FOR) FINANCING:
Net decrease in deposit-type contracts	(1,750,215)	(294,997)	(3,313,562)
Capital and paid-in surplus	10,000,000	—	—
Other cash provided (applied)	(1,623,039)	(422,544)	258,582

Net cash from (used for) financing	6,626,746	(717,541)	(3,054,980)

NET CHANGE IN CASH AND CASH EQUIVALENTS	16,600,581	(662,447)	(25,178,654)
CASH AND CASH EQUIVALENTS
Beginning of year	(2,052,529)	(1,390,082)	23,788,572

End of year	$14,548,052	$(2,052,529)	$(1,390,082)

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

	2021	2020	2019
NON-CASH TRANSACTIONS:
Ceded premium settled through funds withheld	$38,074,065	$36,090,020	$33,760,882
Ceded benefits settled through funds withheld	$31,940,707	$32,034,219	$23,887,018
Bond conversion disposed to bond conversion acquired	$11,567,598	$23,605,951	$2,030,446
Ceded commissions settled through funds withheld	$5,081,031	$5,091,130	$4,373,791
Interest on funds withheld settled through funds withheld	$2,109,890	$2,153,373	$1,996,039
Mortgage loan disposed to mortgage loan acquired	$1,066,631	$—	$—
Paid-in surplus through receivable from parent	$—	$10,000,000	$—

See notes to statutory financial statements.	(Concluded)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020,

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations — Companion Life Insurance Company (the “Company”) is a life, accident and health insurance company domiciled in the State of New York and is a wholly owned subsidiary of United of Omaha Life Insurance Company (“United of Omaha”). United of Omaha, a life, accident and health insurance company domiciled in the State of Nebraska, is a wholly owned subsidiary of Mutual of Omaha Insurance Company (“Mutual of Omaha”), a mutual life, accident and health insurance company, domiciled in the State of Nebraska.

The Company has insurance licenses to operate in New York, New Jersey, and Connecticut. Principal products and services provided include individual and group life insurance, annuities, and retirement plans. The Company also has an inforce block of individual life insurance and annuities originally sold by agency and brokerage distributions. The Company holds separate account assets which represent funds held for the benefit of contract holders under specific life and annuity contracts. In accordance with the products recorded within the separate account, assets are legally insulated from the general account.

Basis of Presentation — The Company has prepared the accompanying statutory financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting practices (“NAIC SAP”) as the basis of its statutory accounting practices. The Superintendent of the NYDFS has the right to permit other specific practices that may deviate from NAIC SAP. The Company utilizes the following permitted practice approved by the NYDFS and prescribed practices required by the NYFDS.

The NYDFS has granted the Company a permitted practice to calculate the reserves for universal life policies resulting from the exercise of term conversion options issued in 2020 and thereafter on a pre-New York Regulation 213 basis. This permitted practice did not have a more than clearly inconsequential impact on the difference between New York basis and NAIC SAP.

The NYDFS adopted Statement of Statutory Accounting Principles (“SSAP”) No. 61R Life, Deposit-type and Accident and Health Reinsurance, with the following addition: if a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of: 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the insurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement.

The Company has recorded policy reserves in compliance with the NYDFS cash flow testing methodology requirements and prescribed conditions for universal life insurance policies with secondary guarantees, which may require greater policy reserves than under NAIC SAP guidelines, as defined in SSAP No. 51R, Life Contracts, which are less prescriptive.

The following is a reconciliation of the Company’s net income (loss) and total surplus between the practices prescribed or permitted by the State of New York and NAIC SAP as of and for the years ended December 31:

	SSAP#	2021	2020	2019
Net Income (Loss), New York basis		$23,952,605	$(4,856,831)	$(19,304,409)
NAIC Model 830 and Actuarial Guideline 38/Regulation 147 — NYDFS Interpretation and Special Considerations	51R	(27,700,000)	3,100,000	7,344,000
New York Circular Letter 11	61R	(29,875)	1,364,657	4,925
Regulation 147 — Premium Deficiency Due to NYDFS Implied Guarantee Interpretation on Group Term Life	51R	—	—	189

Net Income (Loss), NAIC SAP		$(3,777,270)	$(392,174)	$(11,955,295)

Total Surplus, New York basis		$75,905,190	$50,237,980	$46,581,602
NAIC Model 830 and Actuarial Guideline 38/Regulation 147 — NYDFS Interpretation and Special Considerations	51R	15,500,000	30,600,000	29,055,000
New York Circular Letter 11	61R	4,468,741	4,498,616	3,133,959
Regulation 147 — Premium Deficiency Due to NYDFS Implied Guarantee Interpretation on Group Term Life	51R	—	—	4,500

Total Surplus, NAIC SAP		$95,873,931	$85,336,596	$78,775,061

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:

a.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at the lower of amortized cost or fair value, while under GAAP, they may be stated at amortized cost or fair value. Exchange Traded Funds, eligible for bond reporting by the NAIC Securities Valuation Office (“SVO Identified Funds-ETFs”), captured within the scope of SSAP No. 26R, Bonds (“SSAP No. 26R”), are stated at fair value and classified as bonds, while under GAAP, they are stated at fair value and classified as equity.

b.

An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on a loan-backed or structured security if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI exists for GAAP if a security’s fair value is less than amortized cost and if the Company has the intent to sell, it is more likely than not that the Company will be required to sell before the recovery of the amortized cost basis, or if the Company does not expect to recover the entire amortized cost of the security.

c.

Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value. Under GAAP, preferred stocks are generally stated at their estimated fair value and certain investments in preferred stocks and other equity investments without readily determinable fair values for which the Company has elected a measurement alternative are stated at cost adjusted for price changes in observable transactions in the same or similar instruments of the same issuer and for impairments.

d.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred, while under GAAP, to the extent associated with successful sales and recoverable from future policy revenues, are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

e.

NAIC SAP requires an amount to be recorded for deferred taxes as a component of surplus; however, there are limitations as to the amount of deferred tax assets (“DTA”) that may be reported as admitted assets that are not applicable under GAAP. Federal income tax provision is required on a current basis for the statutory statements of operations, the same as for GAAP.

f.

NAIC SAP policy reserves for life insurance contracts and annuities are based on mortality, lapse, and interest assumptions prescribed or permitted by state statutes. The effect on reserves, if any, due to a change in valuation basis, is recorded directly to unassigned surplus rather than included in the determination of net gain (loss) from operations. GAAP policy reserves are based on the Company’s estimates of mortality, lapse, and interest assumptions.

g.	The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established only on the statutory financial statements.

h.

Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

i.

Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue as defined under deposit accounting is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits, similar to acquisition costs. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

j.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

k.	Comprehensive income and its components are not presented on the statutory financial statements.

l.

For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

m.

Gains on economic transactions with related parties, defined as arms-length transactions, resulting in the transfer of the risks and rewards of ownership, are transferred at fair value and the gain is deferred until the assets are sold to third party under NAIC SAP. While under GAAP the transaction and any related gain is eliminated in consolidation.

Reclassifications — Certain amounts in the prior period statutory financial statements have been reclassified to conform to the presentation of the current period statutory financial statements. These reclassifications had no effect on the previously reported financial results.

Use of Estimates — The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, policy reserves for life insurance contracts, reserves for policy and contract claims, income tax expense and deferred taxes.

The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.

Due to the length and complexity of life insurance contracts and annuities and the risks involved, policy reserves calculated using regulatory prescribed methods and assumptions are often not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Actual mortality, lapse, interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.

Reserves for policy and contract claims are estimated based upon the industry and/or company experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

The World Health Organization declared the spread of the COVID-19 virus as a pandemic on March 11, 2020. The pandemic and actions taken against it globally in response have disrupted business activities throughout the world through 2021 and 2020 and will continue into 2022. As events and responses continue to evolve, it is not possible to reliably estimate the severity of these events on the Company’s future statutory financial statements. The Company believes it is able to sustain its operations, maintain adequate liquidity and capital levels, and meet all obligations of policyholders as of the date these statutory financial statements were available to be issued.

Investments — Investments are reported according to valuation procedures prescribed by the NAIC.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at the lower of amortized cost or fair value. SVO Identified Funds-ETFs, captured within the scope of SSAP No. 26R, are stated at fair value and classified as bonds.

Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective or prospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for loan-backed securities are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance, or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.

Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value.

Common stocks of unaffiliated companies are generally stated at fair value.

Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of amortized cost or fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or fair value of the collateral less cost to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.

The Company calculates specific reserves on loans identified individually as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement.

Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loan is placed in non-accrual status. Cash payments on loans where accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.

Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.

A mortgage loan is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.

Contract loans are loans to a policyholder, under the provisions of an insurance contract that are secured by the cash surrender value or collateral assignment of the related policy or contract. Contract loans are stated at the unpaid balance of the loan and include any unpaid principal plus accrued interest which is 90 days or more past due.

Cash equivalents are highly liquid debt securities whose remaining maturities at the time of acquisition is three months or less. Cash equivalents, including money market mutual funds, are stated at cost, which approximates fair value.

Other invested assets consist of surplus notes which are stated at amortized cost.

Net investment income consists primarily of interest and dividends and is included in net investment income and amortization of IMR on the statutory statements of operations. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis.

Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to net investment income and amortization of IMR on the statutory statements of operations. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is nonadmitted. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis.

Separate Account Assets — The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of common collective trusts held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income on the statutory statements of operations.

Policy Reserves — Policy reserves include life insurance contract and annuity reserves and reserves for deposit-type contracts.

Life insurance contract reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Such reserves are valued using the Commissioners’ Reserve Valuation Method or other modified reserve methods. Interest rates range from 2.50% to 5.50% for the years ended December 31, 2021 and 2020. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, a net level premium method, with appropriate statutory interest and mortality assumptions. Interest rates range from 3.50% to 9.25% for the years ended December 31, 2021 and 2020. Group annuity reserves are valued using a net single premium method with appropriate statutory interest and mortality assumptions. Interest rates range from 0.75% to 5.25% for the years ended December 31, 2021 and 2020.

Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and supplementary contracts in payout status without life contingencies are calculated using a net level premium method.

Tabular Interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts.

Claim Reserves — Policy and contract claim reserves include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. The liabilities are continually reviewed, and adjustments and changes are reflected in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Reinsurance — In the normal course of business, the Company cedes insurance business to its affiliates and unrelated third parties in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectability and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the collectability of amounts recoverable from reinsurers is confirmed. Amounts that are overdue are nonadmitted as required. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.

Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.

Premiums due under reinsurance agreements are reported as negative uncollected premiums in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities, and surplus.

Federal Income Taxes — The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).

Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.

In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components: i)an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals the DTL.

The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in current federal income tax payable on the statutory statements of admitted assets, liabilities, and surplus.

Asset Valuation Reserve and Interest Maintenance Reserve — The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, redeemable preferred stocks, common stocks-unaffiliated, and mortgage loans. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest rate changes, are credited or charged to the AVR. The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into net investment income, included in net investment income and amortization of IMR on the statutory statements of operations, over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an asset and nonadmitted.

Premiums and Annuity Considerations and Related Commissions — Life premiums are recognized as income over the premium-paying period of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

Nonadmitted Assets — Certain assets designated as nonadmitted assets, principally net deferred tax assets and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

Vulnerability Due to Certain Risks and Concentrations — The following is a description of the most significant risks facing life insurers and how the Company manages those risks:

Mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumption, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates this risk through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements, or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

Premiums Received in Advance — Premiums received in advance are those premiums that have been received by the Company prior to year-end but which were due after year-end. The total amount of advanced premiums is reported as a liability on the statutory financial statements and is not considered premium income until due.

Fair Value — Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 — Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2 — Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3 — Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.

Other-Than-Temporary Declines in Fair Value — The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.

The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital gain (loss) on the statutory statements of operations.

For loan-backed securities, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the loan-backed security is written down to fair value and the amount of the write-down is recorded as a realized capital gain (loss) on the statutory statements of operations.

If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the statutory statements of admitted assets, liabilities, and surplus date. When an OTTI is recognized, the loan-backed security is written down to the discounted estimated future cash flows and is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of stocks for declines in value that are other-than-temporary and reports those adjustments as realized capital losses on the statutory statements of operations.

The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

Accounting Pronouncements — In January of 2022, the NAIC issued revisions to SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance effective in 2021 that allows affirmative statement in lieu of the disclosures required within paragraphs 79-84 if there are no applicable reinsurance contracts. Additionally, the update eliminates disclosure for non-proportional reinsurance that does not result in significant surplus relief. See Note 7 for the associated disclosures.

2.	INVESTMENTS

Bonds — The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type, as of December 31, were as follows:

2021	Carrying Value	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Estimated Fair Value
Industrial and miscellaneous	$806,215,566	$83,665,607	$3,115,947	$886,765,226
Political subdivision	7,750,000	31,800	13,530	7,768,270
Hybrid securities	998,466	23,677	—	1,022,143
Special revenue/assessment obligations	125,486,337	8,177,624	182,781	133,481,180
U.S. government	46,721,663	2,358,222	85,070	48,994,815

Total bonds	$987,172,032	$94,256,930	$3,397,328	$1,078,031,634

2020	Carrying Value	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Estimated Fair Value
Industrial and miscellaneous	$807,837,968	$127,401,331	$1,041,741	$934,197,558
Political subdivision	5,000,000	22,610	—	5,022,610
Hybrid securities	998,407	69,300	—	1,067,707
Special revenue/assessment obligations	90,589,049	9,893,102	27,060	100,455,091
U.S. government	34,314,426	3,852,615	—	38,167,041

Total bonds	$938,739,850	$141,238,958	$1,068,801	$1,078,910,007

There were no bonds with an NAIC designation of 6 as of December 31, 2021 and 2020.

The Company’s bond portfolio was primarily comprised of investment grade securities. Based upon designations by the NAIC, investment grade bonds comprised 99% and 98% of the carrying value of the Company’s total bond portfolio as of December 31, 2021 and 2020, respectively.

The carrying value and estimated fair value of investment in bonds as of December 31, 2021, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. MBS and other ABS, which provide for periodic payments throughout their lives, are listed separately.

	Carrying Value	Estimated Fair Value
Due in one year or less	$19,324,352	$19,547,066
Due after one year through five years	102,109,277	108,930,722
Due after five years through ten years	142,988,045	153,137,756
Due after ten years	560,990,019	626,202,007

	825,411,693	907,817,551
MBS and other ABS	161,760,339	170,214,083

Total	$987,172,032	$1,078,031,634

Aging of unrealized capital losses on the Company’s investments in bonds as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2021	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses
Industrial and miscellaneous	$59,336,844	$1,620,699	$16,996,425	$1,495,248	$76,333,269	$3,115,947
Special revenue/assessment obligations	12,588,143	182,781	—	—	12,588,143	182,781
U.S. government	6,379,411	85,070	—	—	6,379,411	85,070
Political subdivision	2,736,470	13,530	—	—	2,736,470	13,530

Total	$81,040,868	$1,902,080	$16,996,425	$1,495,248	$98,037,293	$3,397,328

	Less than One Year		One Year or More		Total
2020	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses
Industrial and miscellaneous	$27,321,606	$1,041,741	$—	$—	$27,321,606	$1,041,741
Special revenue/assessment obligations	1,972,956	27,060	—	—	1,972,956	27,060

Total	$29,294,562	$1,068,801	$—	$—	$29,294,562	$1,068,801

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2021, 11 securities were in an unrealized capital loss position one year or more with an average credit rating of Baa1 and were 77% investment grade. As of December 31, 2021, 63 securities were in an unrealized capital loss position less than one year with an average credit rating of A2 and were 100%

investment grade. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2021.

There were no net realized capital losses for the years ended December 31, 2021 and 2020 resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows.

Proceeds and gross realized capital gains and gross realized capital losses from the sales or disposals of bonds resulting in gross realized capital gains or gross realized capital losses for the years ended December 31, were as follows:

	2021	2020	2019
Proceeds from sales or disposals:
Bonds	$64,304,805	$51,846,078	$299,264,681

Net realized capital gains:
Bonds:
Gross realized capital gains from sales or other disposals	$3,068,410	$3,014,209	$12,221,307
Gross realized capital losses from sales or other disposals	(69,382)	(42,598)	(1,010,525)
OTTI losses	—	(6,472)	—

Net realized capital gains	$2,999,028	$2,965,139	$11,210,782

Bond income due and accrued of $342,600 and $203,987, related to bonds in default was excluded from net investment income and amortization of IMR during the years ended December 31, 2021 and 2020, respectively.

Redeemable Preferred Stocks — The Company held redeemable preferred stocks of one issuer with a carrying value of $1,423,700 as of December 31, 2021 and 2020 and an estimated fair value of $1,536,457 and $1,593,348 as of December 31, 2021 and 2020, respectively. There were no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of redeemable preferred stocks for the years ended December 31, 2021 and 2020.

Common Stocks-Unaffiliated— There were no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of common stocks-unaffiliated for the years ended December 31, 2021 and 2020.

Mortgage Loans — The Company invests in mortgage loans collateralized principally by commercial real estate throughout the U.S. The Company’s investments in mortgage loans are held through a participation agreement with United of Omaha. During 2021, the minimum and maximum lending rates for new commercial mortgage loans were 3.67% and 3.67%, respectively. During 2020, there were no commercial loans purchased. The maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 67% and 68%, as of December 31, 2021 and 2020, respectively.

The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial mortgage loans. These amounts were $20,882,450 and $26,315,977 as of December 31, 2021 and 2020, respectively. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2021 and 2020.

The Company’s mortgage loan portfolio includes 19 loan originators as of December 31, 2021 and December 31, 2020. Mortgage loan participations purchased from one loan originator comprise 28% and 27% of the portfolio book value as of December 31, 2021 and 2020, respectively. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentrations in California and Ohio as of December 31, 2021 and 2020, with 16% and 11% and 14% and 14% of the portfolio, respectively.

Credit Quality Indicators — For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to the markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process. The Company monitors the credit quality for the insurance segment’s residential loans by reviewing payment activity monthly.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in commercial mortgage loans, by credit quality profile, as of December 31, was as follows:

	Debt Service Coverage Ratios
2021	>1.20x	1.00x–1.20x	<1.00x	Total
Loan-to-value ratios:
Less than 65%	$48,001,069	$2,046,270	$520,908	$50,568,247
65% to 75%	1,242,614	—	—	1,242,614
Greater than 75%	—	—	—	—

Total	$49,243,683	$2,046,270	$520,908	$51,810,861

	Debt Service Coverage Ratios
2020	>1.20x	1.00x–1.20x	<1.00x	Total
Loan-to-value ratios:
Less than 65%	$55,746,968	$3,988,176	$944,261	$60,679,405
65% to 75%	1,268,677	—	—	1,268,677
Greater than 75%	—	—	—	—

Total	$57,015,645	$3,988,176	$944,261	$61,948,082

Non-Accrual and Past Due Loans — All of the Company’s loans were in current status as of December 31, 2021 and 2020. The recorded investment for loans where the interest rate was reduced was $1,532,453 as of December 31, 2021 and there were no loans with interest reduced as of December 31, 2020. For the year ended December 31, 2021, the number of loans impacted, and the average interest rate reduction was 2 loans and 1.80%, respectively.

Restricted Assets — Information related to the Company’s investment in restricted assets as of December 31, was as follows:

			Percentage
2021	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$228,966	$228,966	0.02%	0.02%

2020
On deposit with states	$228,709	$228,709	0.02%	0.02%

Net Investment Income and Amortization of IMR — The sources of net investment income and amortization of IMR for the years ended December 31, were as follows:

	2021	2020	2019
Bonds	$40,099,920	$39,619,235	$39,681,658
Preferred stocks	57,945	130,297	184,912
Mortgage loans	3,005,376	3,491,817	3,187,846
Contract loans	1,886,798	1,911,050	1,931,972
Cash and cash equivalents	748	11,098	214,763
Short-term investments	19,827	29,614	266,577
Other	424,438	30,054	3,147

Gross investment income	45,495,052	45,223,165	45,470,875
Amortization of IMR	84,887	(189,311)	9,004
Investment expenses	(788,750)	(911,932)	(1,006,841)

Net investment income and amortization of IMR	$44,791,189	$44,121,922	$44,473,038

3.	STRUCTURED SECURITIES

The carrying value and estimated fair value of structured securities, by type, as of December 31, were as follows:

2021	Carrying Value	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Estimated Fair Value
MBS:
Commercial	$34,747,112	$1,961,150	$19,931	$36,688,331
Residential	81,211,239	5,225,060	75,981	86,360,318

	115,958,351	7,186,210	95,912	123,048,649
Other ABS	45,801,988	1,571,355	207,909	47,165,434

Total	$161,760,339	$8,757,565	$303,821	$170,214,083

2020	Carrying Value	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Estimated Fair Value
MBS:
Commercial	$40,826,021	$4,159,116	$—	$44,985,137
Residential	88,690,215	9,532,010	—	98,222,225

	129,516,236	13,691,126	—	143,207,362
Other ABS	56,520,042	2,957,939	407,445	59,070,536

Total	$186,036,278	$16,649,065	$407,445	$202,277,898

Aging of unrealized capital losses on the Company’s structured securities as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2021	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses
MBS:
Commercial	$954,053	$19,931	$—	$—	$954,053	$19,931
Residential	3,465,070	75,981	—	—	3,465,070	75,981

	4,419,123	95,912	—	—	4,419,123	95,912
Other ABS	7,709,404	102,546	2,786,044	105,363	10,495,448	207,909

Total	$12,128,527	$198,458	$2,786,044	$105,363	$14,914,571	$303,821

	Less than One Year		One Year or More		Total
2020	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses
Other ABS	$8,156,563	$407,445	$—	$—	$8,156,563	$407,445

Total	$8,156,563	$407,445	$—	$—	$8,156,563	$407,445

A portion of the Commercial and Residential MBS portfolios are backed by collateral guaranteed or insured by a government agency. As of December 31, 2021 and 2020, 80% and 79%, respectively, of the carrying value of Residential MBS portfolio was guaranteed by a government agency. As of December 31, 2021 and 2020, 71% and 69%, respectively, of the carrying value of Commercial MBS portfolio was guaranteed by a government agency.

There was no OTTI on loan-backed and structured securities related to the intent to sell, inability or lack of intent to hold to for a period of time sufficient to recover the amortized cost basis maturity during 2021 or 2020. There was no OTTI and $6,472 OTTI as of December 31, 2021 and 2020, respectively, on loan-backed and structured securities due to the present value of future cash flows expected to be less than amortized cost basis as shown in the following table:

2020	Amortized Cost Basis Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost Basis After OTTI	Fair Value at the Date of Impairment	Date of Financial Statement Where Reported
CUSIP:
94354KAA8	$2,839,050	$2,832,578	$6,472	$2,832,578	$2,633,524	09/30/2020

The aggregate amount of prepayment penalties and acceleration fees in bonds including loan-backed and structured securities, recognized in investment income as of December 31, 2021 and 2020 was $1,790,727 and $2,495,047 from 13 and 5 CUSIPs, respectively.

4.	FAIR VALUE MEASUREMENTS

The categorization of fair value measurements determined on a recurring basis, by input level, as of December 31, was as follows:

2021	(Level 1)	(Level 2)	(Level 3)	Total
Common stocks — unaffiliated	$288,399	$—	$—	$288,399
Separate accounts	38,524,567	21,872,015	—	60,396,582

Total	$38,812,966	$21,872,015	$—	$60,684,981

2020	Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks — unaffiliated	$232,658	$—	$—	$232,658
Separate accounts	38,256,868	25,656,932	—	63,913,800

Total	$38,489,526	$25,656,932	$—	$64,146,458

A description of the significant inputs and valuation techniques used to determine estimated fair value for level 2 assets and liabilities on a recurring basis is as follows:

Level 2 Measurements

Separate Accounts — Separate accounts are comprised primarily of common collective trusts which are valued based on independent pricing services and non-binding broker quotations. The pricing services, in general, employ a market approach to valuing portfolio investments using market prices from exchanges or matrix pricing when quoted prices are not available and other relevant data inputs as necessary. When current market prices or pricing service quotations are not available, the trustees use contractual cash flows and other inputs to value the funds.

Fair Value of Financial Instruments — The carrying value, estimated fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:

2021	Carrying Value	Estimated Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$987,172,032	$1,078,031,634	$—	$1,063,587,446	$14,444,188	$—
Redeemable preferred stocks	1,423,700	1,536,457	—	1,536,457	—	—
Common stocks — unaffiliated	288,399	288,399	288,399	—	—	—
Mortgage loans	51,810,861	55,230,080	—	—	55,230,080	—
Contract loans	34,416,834	34,416,834	—	—	—	34,416,834
Cash and cash equivalents	14,548,052	14,548,052	14,548,052	—	—	—
Other invested assets — surplus notes	5,562,729	5,527,183	—	5,527,183	—	—
Financial liabilities:
Deposit-type contracts	10,497,776	10,482,248	—	—	10,482,248	—

2020	Carrying Value	Estimated Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$938,739,850	$1,078,910,007	$—	$1,039,688,822	$39,221,185	$—
Redeemable preferred stocks	1,423,700	1,593,348	—	1,593,348	—	—
Common stocks — unaffiliated	232,658	232,658	232,658	—	—	—
Mortgage loans	61,948,082	66,436,699	—	—	66,436,699	—
Contract loans	35,543,815	35,543,815	—	—	—	35,543,815
Cash and cash equivalents	(2,052,529)	(2,052,529)	(2,052,529)	—	—	—
Other invested assets — surplus notes	1,083,161	1,091,538	—	1,091,538	—	—
Financial liabilities:
Deposit-type contracts	12,247,992	12,259,117	—	—	12,259,117	—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds — Fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Redeemable Preferred Stocks — Fair values for redeemable preferred stocks are based on market value, where available. For redeemable preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality and maturity date.

Common Stocks-Unaffiliated — These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in active markets.

Mortgage Loans — Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

Contract Loans — Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2021 and 2020, the effective interest rate was 5.39% and 5.41%, respectively.

Cash and Cash Equivalents — The carrying value for cash and other cash equivalents approximates fair value.

Other Invested Assets-Surplus Notes — Fair values for other invested assets-surplus notes are based on quoted market prices for similar assets.

Deposit-Type Contracts — Fair values of Guaranteed Interest Contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying value for all other deposit-type contracts approximates fair value.

5.	INCOME TAXES

The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2021, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual DMLT Holdings, LLC; Mutual of Omaha Holdings, Inc. and its subsidiaries; Mutual of Omaha Medicare Advantage Company; Omaha Financial Holdings, Inc. and certain of its subsidiaries including Mutual Community Development Company and Mutual of Omaha Mortgage, Inc.; Omaha Health Insurance Company; Omaha Supplemental Insurance Company; and United of Omaha and certain of its subsidiaries including Medicare Advantage Insurance Company, Mutual of Omaha Structured Settlement Company, Omaha Reinsurance Company, United DMLT Holdings, LLC, and United World Life Insurance Company. The Company also files state income tax returns in certain jurisdictions.

Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate return basis.

On December 22, 2017, the Tax Cuts and Jobs Act (“Act”) was signed into law. The Act included numerous changes, including a permanent reduction in the federal corporate income tax rate from 35% to 21%.

There were no deposits reported as admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2021 or 2020.

Federal income tax (benefit) incurred for the years ended December 31, consisted of the following major components:

	2021	2020	2019
Current federal income tax	$560,729	$1,864,479	$1,612,798
Federal income tax on net realized capital gain	1,041,236	842,119	924,357

Federal income tax	1,601,965	2,706,598	2,537,155
Change in net deferred income tax (benefit)	4,469,521	(2,842,538)	(3,886,272)

Total federal income tax (benefit) incurred	$6,071,486	$(135,940)	$(1,349,117)

Reconciliations between federal income tax (benefit) based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:

	2021	2020	2019
Net income (loss) from operations before federal income tax (benefit) and net realized capital gain	$24,926,437	$(2,788,534)	$(19,093,523)
Net realized capital gain before federal income tax benefit and transfers to (from) IMR	2,999,028	2,965,136	11,189,510

Total pre-tax income ( loss)	27,925,465	176,602	(7,904,013)
Statutory tax rate	21%	21%	21%

Expected federal income tax (benefit) incurred	5,864,348	37,086	(1,659,843)
Amortization of IMR	(17,826)	39,755	(1,738,305)
Change in nonadmitted assets	(97,669)	(150,090)	15,675
Reserve changes in surplus	348,473	(15,741)	2,021,122
Other	(25,840)	(46,950)	14,011

Federal income tax (benefit) at effective tax rate before 2017 tax legislation	6,071,486	(135,940)	(1,347,340)
Impact of 2017 tax legislation	—	—	(1,777)

Total federal income tax (benefit) at effective tax rate after 2017 tax legislation	$6,071,486	$(135,940)	$(1,349,117)

There were no net operating loss carryforwards as of December 31, 2021.

The Company had $2,809,750 of income taxes incurred that will be available for recoupment as of December 31, 2021, of which $926,395, will expire at the end of December 31, 2022.

As of December 31, 2021, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date.

The components of DTA and DTL as of December 31, were as follows:

	2021
	Ordinary	Capital	Total
Gross DTA	$40,403,689	$102,756	$40,506,445
Nonadmitted DTA	(28,788,023)	(80,553)	(28,868,576)

Net admitted DTA	11,615,666	22,203	11,637,869
DTL	(6,730,295)	(22,203)	(6,752,498)

Net DTA (DTL)	$4,885,371	$—	$4,885,371

	2020
	Ordinary	Capital	Total
Gross DTA	$44,521,108	$114,461	$44,635,569
Nonadmitted DTA	(33,473,079)	(92,258)	(33,565,337)

Net admitted DTA	11,048,029	22,203	11,070,232
DTL	(6,378,192)	(22,203)	(6,400,395)

Net DTA (DTL)	$4,669,837	$—	$4,669,837

The Company has admitted DTAs as of December 31, as follows:

	2021
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (lesser of 1 or 2):	4,885,371	—	4,885,371

1. Adjusted gross DTA expected to be realized following the balance sheet date	4,885,371	—	4,885,371
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	10,427,973
Adjusted gross DTA that can be offset against DTL	6,730,295	22,203	6,752,498

DTA admitted as the result of application of SSAP No. 101	$11,615,666	$22,203	$11,637,869

	2020
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (lesser of 1 or 2):	4,669,837	—	4,669,837

1. Adjusted gross DTA expected to be realized following the balance sheet date	4,669,837	—	4,669,837
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	5,552,630
Adjusted gross DTA that can be offset against DTL	6,378,192	22,203	6,400,395

DTA admitted as the result of application of SSAP No. 101	$11,048,029	$22,203	$11,070,232

The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 610% and 458% as of December 31, 2021 and 2020, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $77,481,784 and $52,262,886 as of December 31, 2021 and 2020, respectively.

The Company has not utilized an income tax planning strategy for the realization of the DTA for 2021 or 2020.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:

	2021	2020	Change
DTA:
Ordinary:
Policy reserves	$29,964,715	$34,875,072	$(4,910,357)
Deferred acquisition costs	9,625,787	8,927,783	698,004
Compensation and benefit accruals	307,004	322,342	(15,338)
Nonadmitted Assets	261,869	158,635	103,234
Other	244,314	237,276	7,038

Subtotal	40,403,689	44,521,108	(4,117,419)
Nonadmitted DTA	(28,788,023)	(33,473,079)	4,685,056

Admitted ordinary DTA	11,615,666	11,048,029	567,637

Capital:
Investments	102,756	114,461	(11,705)

Nonadmitted capital DTA	(80,553)	(92,258)	11,705

Admitted DTA	11,637,869	11,070,232	567,637

DTL:
Ordinary:
Investments	(1,102,846)	(1,430,879)	328,033
Reserve weakening	(5,503,666)	(4,872,829)	(630,837)
Other	(123,783)	(74,484)	(49,299)

Subtotal	(6,730,295)	(6,378,192)	(352,103)

Capital:
Investments	(22,203)	(22,203)	—

Subtotal	(22,203)	(22,203)	—

DTL	(6,752,498)	(6,400,395)	(352,103)

Net admitted DTA	$4,885,371	$4,669,837	$215,534

The change in net deferred income tax (benefit), exclusive of nonadmitted assets reported separately from the change in net deferred income tax (benefit) in surplus, during the years ended December 31, was comprised of the following:

	2021	2020	Change
DTA	$40,506,445	$44,635,569	$(4,129,124)
DTL	(6,752,498)	(6,400,395)	(352,103)

Net DTA	$33,753,947	$38,235,174	(4,481,227)

Tax effect of unrealized capital gains (losses)			11,706

Change in net deferred income tax (benefit)			$(4,469,521)

	2020	2019	Change
DTA	$44,635,569	$42,757,114	$1,878,455
DTL	(6,400,395)	(7,424,646)	1,024,251

Net DTA	$38,235,174	$35,332,468	2,902,706

Tax effect of unrealized capital gains (losses)			(60,168)

Change in net deferred income tax (benefit)			$2,842,538

6.	RELATED PARTY INFORMATION

Effective November 18, 2021, the Company entered into a $23,000,000 bilateral unsecured revolving credit note from Mutual of Omaha which is substantially similar to the agreement held in the prior year. As of December 31, 2021 and 2020, there were no outstanding borrowings due from the Company under this agreement.

Effective November 18, 2021, the Company entered into a $23,000,000 bilateral unsecured revolving credit note to Mutual of Omaha which is substantially similar to the agreement held in the prior year. The interest rate for borrowings under this agreement was 0.16% to 0.20% in 2021. As of December 31, 2021 and 2020, there were no outstanding borrowings due to the Company under this agreement.

The Company recorded a $10,000,000 capital contribution from United of Omaha as a receivable from parent and affiliates as of December 31, 2020 which was subsequently settled in cash on February 1, 2021.

The Company is a member of a controlled group of companies and as such, its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis on the statutory financial statements.

Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, will make available to each other the services of certain employees, specialists, professionals, skill and experienced administrators, and specialized equipment as needed. The services made available under the agreement, may include, but are not limited to human resources, facilities, print and mail, payroll, finance and accounting, treasury and investments, internal audit, compliance, information technology infrastructure and personnel, marketing, legal, corporate services, broker dealer and investment advisory services, and other services as determined by the parties. Most of the expenses related to these services were paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses among companies provide a reasonable allocation that conforms to NAIC guidelines. Amounts due for these services are included in receivables from parent and affiliates on the statutory statements of admitted assets, liabilities, and surplus.

Additionally, certain amounts paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. The Company had net receipts from affiliates of $6,790,369 for the year ended December 31, 2021.

7.	REINSURANCE

The Company has reinsurance agreements with affiliate entities. The Company cedes group and individual life insurance to United of Omaha. The Company also cedes individual accident and health insurance to Mutual of Omaha.

Scottish Re (U.S.) (“SRUS”) is a reinsurer of the Company on four ceded individual life reinsurance contracts. SRUS was ordered into receivership for the purposes of rehabilitation effective March 6, 2019, in the state of Delaware. As of December 31, 2021, there is not an approved rehabilitation plan in place, however management has estimated a range of potential loss based on current information available and has estimated $700,000 to be uncollectible.

The Company did not enter into any new reinsurance agreements with third-party reinsurers during the year ended December 31, 2021 or 2020.

During 2019, the Company entered into a 90% coinsurance agreement with a third-party reinsurer which reinsured all individual in force deferred annuities. Assets backing the ceded reserves were placed into a trust with the Company as the beneficiary.

The Company’s significant financial impacts of the reinsurance arrangement upon execution were as follows:

Statutory statements of operations:
Decrease in net premiums and annuity considerations	$121,071,000
Decrease in net change in reserves	112,802,000
Decrease in commissions and expense allowances on reinsurance ceded	1,038,000
Decrease in operating expenses	8,269,000

Statutory statements of admitted assets, liabilities, and surplus:
Decrease in life insurance contract and annuity reserves	$112,802,000
Decrease in cash and cash equivalents	122,109,000
Decrease in IMR	8,269,000

The Company has not entered into, renewed or amended any reinsurance contracts on or after January 1, 1996, that have provisions limiting reinsurer’s assumption of significant risk as described in Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual.

8.	EMPLOYEE BENEFIT PLANS

The Company is allocated expenses from a qualified non-contributory defined-benefit pension plan and a 401(k) defined-contribution plan, sponsored by its ultimate parent, Mutual of Omaha, based upon various cost allocation methods. The Company has no legal obligation for benefits under these plans. Effective January 1, 2005, the defined-benefit pension plan was amended to freeze plan benefits for participants under 40 years of age. No benefits are available under the defined-benefit pension plan for employees hired on or after January 1, 2005. Substantially all employees are eligible for the 401(k) defined-contribution plan.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:

	2021	2020	2019
Defined-benefit pension plan	$73,142	$99,348	$106,033
401(k) defined-contribution plan	402,047	442,847	366,929

9.	SURPLUS AND DIVIDEND RESTRICTIONS

The portion of unassigned deficit represented by each item below as of December 31, was as follows:

	2021	2020	2019
Unrealized capital loss	$(386,558)	$(430,593)	$(204,247)
Nonadmitted assets	(30,115,564)	(34,347,235)	(30,748,571)
Reinsurance in unauthorized companies	(3,976)	(21,339)	(51,142)
AVR	(6,458,007)	(6,689,668)	(6,230,500)

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Superintendent of the NYDFS. As of December 31, 2021, no dividend is allowed without approval due to the Company carrying an unassigned deficit.

10.	COMMITMENTS AND CONTINGENCIES

The Company had no unfunded investment commitments for bonds and mortgage loans as of December 31, 2021. The Company had unfunded investment commitments for bonds and mortgage loans of $4,072,645 as of December 31, 2020.

Various lawsuits have arisen in the ordinary course of the Company’s business. Contingent liabilities arising from litigation, income taxes, and other matters are not considered material in relation to the financial position of the Company.

11.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT-TYPE POLICIES AND CONTRACTS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

For most plans of insurance with a substandard underwriting class and for all policies with a flat extra substandard premium, substandard reserves are set equal to the unearned portion of the substandard premiums.

For some plans of insurance introduced prior to 1989, substandard reserves for policies with a substandard underwriting class are set equal to the excess of the reserves calculated using the appropriate substandard multiple mortality table over the reserves calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method.

As of December 31, 2021 and 2020, the Company had insurance in force with a face value of $1,216,336,131 and $1,430,016,086, respectively, for which the gross premiums were less than the net premiums according to the valuation standards set by the NYDFS. Reserves to cover the above insurance totaled $84,439,558 and $88,920,865 as of December 31, 2021 and 2020, respectively.

In compliance with NYDFS cash flow testing methodology requirements and prescribed practices, excluding the $7,200,000 net increase in Regulation 147 asset adequacy reserves included below, the Company had a $22,300,000 decrease in life insurance contract and annuity reserves with a corresponding decrease to net change in reserves on the statutory statements of operations in 2021 for Regulation 126 and Regulation 147 asset adequacy reserves. Other changes to the Regulation 147 component of the asset adequacy reserves in 2021 are offsets to formula reserve changes for the universal life business subject to that testing and are included below. The total net decrease in asset adequacy reserves in 2021 was $15,100,000. In 2020 and 2019, the Company increased life insurance contract and annuity reserves with a corresponding increase to net change in reserves on the statutory statements of operations of $3,100,000 and $27,500,000, respectively, for Regulation 126 and Regulation 147 asset adequacy reserves.

In 2021, the Company changed the no lapse premium definition for the universal life policies with active secondary guarantees reserve calculation from continuous to annual resulting in a net decrease in life insurance contract and annuity reserves and was recorded as an increase in unassigned surplus on the statement of admitted assets, liabilities and surplus of $1,659,396. The net decrease is comprised of a decrease in formula reserves of $14,259,386 mostly offset by an increase in Regulation 147 asset adequacy reserves of $12,600,000.

Also in 2021, the Company had a net increase in life insurance contract and annuity reserves with a corresponding increase to net change in reserves on the statutory statements of operations of $600,000 as part of the implementation of a new actuarial platform for universal life reserves. The net increase is comprised of an increase in formula reserves of $6,000,000 mostly offset by a decrease in Regulation 147 asset adequacy reserves of $5,400,000.

In 2020, the Company applied New York Regulation 147 Amendment 5 to the ceded YRT reserves for 2015 and later issues of 2001 CSO term plans where it had only been applied to base plans previously, resulting in an increase in life insurance contract and annuity reserves with a corresponding increase to net change in reserves on the statutory statements of operations of $314,816.

Also in 2020, the Company changed the active waiver of premium reserve for term plans from using guaranteed premiums to using current premiums resulting in a decrease in life insurance contract and annuity reserves and a corresponding decrease in unassigned deficit of $508,411.

In 2019, the Company reduced reserves on older universal life plans not part of New York Regulation 147 asset adequacy analysis that were above minimum standards to minimum standards with permission of the NYDFS resulting in a decrease in life insurance contract and annuity reserves and a corresponding decrease in unassigned deficit of $9,490,223.

Also in 2019, the Company released the majority of group term life premium deficiency reserves established in 2015 as a result of the NYDFS 2019 determination that Regulation 147 no longer applies to group life business that is employer-paid and composite-rated resulting in a decrease in life insurance contract and annuity and a corresponding decrease in unassigned deficit of $795,689.

12.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT-TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:

2021	General Acco unt	Separate Account Non-Guaranteed	T o tal	% o f Total
Individual annuity reserves — subject to discretionary withdrawal:
With market value adjustment	$38,141	$—	$38,141	—%
At book value less current surrender charge of 5% or more	12,499,571	—	12,499,571	8.2
At fair value	—	3,953,008	3,953,008	2.6

Total with adjustment or at fair value	12,537,712	3,953,008	16,490,720	10.8
At book value without adjustment (minimal or no charge)	115,497,124	—	115,497,124	75.5
Not subject to discretionary withdrawal	20,918,006	60,230	20,978,236	13.7

Gross total	148,952,842	4,013,238	152,966,080	100.0%

Reinsurance ceded	103,467,840	—	103,467,840

Net total	$45,485,002	$4,013,238	$49,498,240

Group annuity reserves — subject to discretionary withdrawal:
With market value adjustment	$15,210,182	$—	$15,210,182	13.9%

Total with adjustment or at fair value	15,210,182	—	15,210,182	13.9
At book value without adjustment (minimal or no charge)	512,976	—	512,976	0.5
Not subject to discretionary withdrawal	93,565,463	—	93,565,463	85.6

Gross total	109,288,621	—	109,288,621	100.0%

Reinsurance ceded	461,678	—	461,678

Net total	$108,826,943	$—	$108,826,943

Deposit funds liabilities — subject to discretionary withdrawal:
With market value adjustment	$2,892,357	$—	$2,892,357	4.5%
At fair value	—	53,370,978	53,370,978	83.6

Total with adjustment or at fair value	2,892,357	53,370,978	56,263,335	88.1
At book value without adjustment (minimal or no charge)	3,114,917	—	3,114,917	4.9
Not subject to discretionary withdrawal	4,490,502	—	4,490,502	7.0

Gross and net total	$10,497,776	$53,370,978	$63,868,754	100.0%

2020	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves — subject to discretionary withdrawal:
With market value adjustment	$49,584	$—	$49,584	—%
At book value less current surrender charge of 5% or more	13,876,967	—	13,876,967	8.7
At fair value	—	3,577,520	3,577,520	2.3

Total with adjustment or at fair value	13,926,551	3,577,520	17,504,071	11.0
At book value without adjustment (minimal or no charge)	121,178,897	—	121,178,897	75.9
Not subject to discretionary withdrawal	20,901,797	56,024	20,957,821	13.1

Gross total	156,007,245	3,633,544	159,640,789	100.0%

Reinsurance ceded	107,932,188	—	107,932,188

Net total	$48,075,057	$3,633,544	$51,708,601

Group annuity reserves — subject to discretionary withdrawal:
With market value adjustment	$15,995,462	$—	$15,995,462	15.7%

Total with adjustment or at fair value	15,995,462	—	15,995,462	15.7
At book value without adjustment (minimal or no charge)	512,516	—	512,516	0.5
Not subject to discretionary withdrawal	85,533,313	—	85,533,313	83.8

Gross total	102,041,291	—	102,041,291	100.0%

Reinsurance ceded	461,265	—	461,265

Net total	$101,580,026	$—	$101,580,026

Deposit funds liabilities — subject to discretionary withdrawal:
With market value adjustment	$2,134,040	$—	$2,134,040	3.0%
At fair value	—	58,926,570	58,926,570	82.8

Total with adjustment or at fair value	2,134,040	58,926,570	61,060,610	85.8
At book value without adjustment (minimal or no charge)	4,356,555	—	4,356,555	6.1
Not subject to discretionary withdrawal	5,757,397	—	5,757,397	8.1

Gross and net total	$12,247,992	$58,926,570	$71,174,562	100.0%

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value include runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third party.

As of December 31, 2021 and 2020, there were no annuity or deposit-type contract reserves included in book value less current surrender charge of 5% or more that will move book value without adjustment for the first time within the year after the statutory-basis financial date. There were no annuity reserves or deposit-type liabilities in guaranteed separate accounts as of December 31, 2021 and 2020.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NYDFS and are provided to reconcile total annuity reserves and deposit-type contract liabilities to amounts reported on the statutory financial statements as of December 31.

	2021	2020
Life, accident and health annual statement:
Exhibit 5, Annuities section — net total	$153,689,593	$149,019,209
Exhibit 5, Supplementary Contracts with Life
Contingencies section — net total	622,352	635,874
Exhibit 7, Deposit-type Contracts, Line 14 — net total	10,497,776	12,247,992

Subtotal	164,809,721	161,903,075
Separate accounts annual statement:
Exhibit 3, Annuities section — net total	4,013,238	3,633,544
Page 3, Line 2, Column 3 — Other Contract Deposit Funds	53,370,978	58,926,570

Total	$222,193,937	$224,463,189

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:

2021	Account Value	Cash Value	Reserves
General account —
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1,443,322	$1,655,647
Universal life	39,823,974	39,807,763	40,543,640
Universal life with secondary guarantees	211,540,892	198,508,203	401,094,550
Indexed universal life with secondary guarantees	2,535,856	1,699,899	2,075,773
Other permanent cash value life insurance	—	152,753,821	187,005,588
Variable universal life	470,498	470,499	470,512
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	94,712,581
Accidental death benefits	N/A	N/A	368,899
Disability — active lives	N/A	N/A	1,367,363
Disability — disabled lives	N/A	N/A	5,360,254
Miscellaneous reserves	N/A	N/A	105,743,691

Gross total	254,371,220	394,683,507	840,398,498
Reinsurance ceded	2,752,768	2,000,407	38,543,146

Net total	$251,618,452	$392,683,100	$801,855,352

Separate accounts non-guaranteed —
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,512,072	$1,512,072	$1,512,072

2020	Account Value	Cash Value	Reserves
General account —
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1,984,101	$19,964,321
Universal life	42,194,931	42,190,337	43,220,418
Universal life with secondary guarantees	225,647,948	192,040,024	382,874,754
Indexed universal life with secondary guarantees	2,043,605	1,114,678	1,555,183
Other permanent cash value life insurance	—	146,074,296	178,831,851
Variable universal life	451,778	451,778	451,788
Miscellaneous reserves	—	—	54,213
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	73,354,331
Accidental death benefits	N/A	N/A	346,372
Disability — active lives	N/A	N/A	1,313,329
Disability — disabled lives	N/A	N/A	5,307,136
Miscellaneous reserves	N/A	N/A	125,555,539

Gross total	270,338,262	383,855,214	832,829,235
Reinsurance ceded	2,291,022	1,454,987	40,710,863

Net total	$268,047,240	$382,400,227	$792,118,372

Separate accounts non-guaranteed —
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,305,016	$1,305,016	$1,305,016

As of December 31, 2021 and 2020, there were no amounts reinsured on variable universal life subject to discretionary withdrawal, surrender values, or policy loans on non-guaranteed separate accounts. The Company did not have separate accounts with guarantees in 2021 or 2020.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NYDFS and are provided to reconcile total life insurance reserves to amounts reported on the statutory financial statements as of December 31.

	2021	2020
Life, accident and health annual statement:
Exhibit 5, Life Insurance section — net total	$691,596,653	$662,175,851
Exhibit 5, Accidental Death Benefits section — net total	368,899	346,372
Exhibit 5, Disability — Active Lives section — net total	1,367,363	1,313,329
Exhibit 5, Disability — Disabled Lives section — net total	2,850,446	2,745,672
Exhibit 5, Miscellaneous Reserves section — net total	105,671,991	125,537,147

Subtotal	801,855,352	792,118,371
Separate accounts annual statement:
Exhibit 3, Life Insurance section — net total	1,512,072	1,305,016

Total	$803,367,424	$793,423,387

13.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

	2021		2020
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary first year business	$4,673,097	$74,710	$3,265,127	$53,953
Ordinary renewal	14,990,687	11,222,449	14,914,637	11,441,478
Group life	(1,607,417)	(1,632,046)	(1,554,289)	(1,580,145)

Total	$18,056,367	$9,665,113	$16,625,475	$9,915,286

14.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. The Company reported assets and liabilities from the following product lines into separate accounts and the assets legally insulated from the general account as of December 31,

Product	State of Statute	2021	2020
Fund B - Variable Universal Life	N.Y.ISC. LAW Article 42 Section 4240	$1,512,074	$1,305,013
Fund C - Variable Annuity	N.Y.ISC. LAW Article 42 Section 4240	4,013,444	3,634,139
Fund K - 401k	N.Y.ISC. LAW Article 42 Section 4240	54,966,400	59,011,155

		$60,491,918	$63,950,307

Information regarding the nonguaranteed separate accounts of the Company as of and for the years ended December 31, was as follows:

	2021	2020
Premiums, considerations, or deposits	$25,762,750	$15,177,081

Reserves with discretionary withdrawal characteristics — fair value	$58,896,288	$63,865,130

Transfers as reported on the statutory statements of operations of the separate accounts annual statement:
Transfers to separate accounts	$128,121	$173,439
Transfers from separate accounts	(280,437)	(466,354)

Net transfers of the general account	(152,316)	(292,915)
Reinsurance of separate account business	152,316	292,915

Net transfers as reported on the statutory statements of operations	$—	$—

The Company does not hold guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2021 and 2020.

15.	RECONCILIATION TO ANNUAL STATEMENT

The Company is required to file an annual statement with the NYDFS. Following the filing as of and for the year ended December 31, 2019, it was determined that certain reserves established under Regulation 147 were understated by $6,000,000. These corrections caused differences between the reported amounts on the annual statement and these statutory financial statements for the years ended December 31, 2020 and 2019, respectively, and are shown in the table below. There are no variances for the year ended December 31, 2021.

2020	Annual Statement	Difference	Audited Financial Statements
Statutory statements of changes in surplus:
Unassigned deficit — Balance — beg of year	$(55,579,028)	$(6,000,000)	$(61,579,028)
Change in net deferred income tax benefit	4,102,538	(1,260,000)	2,842,538
Change in nonadmitted assets	(4,858,663)	1,260,000	(3,598,663)
Change in other	(6,074,427)	6,000,000	(74,427)

2019
Statutory statements of admitted assets, liabilities, and surplus:
Reserve for policies and contracts	$895,026,798	$(6,000,000)	$889,026,798
Unassigned deficit	(55,579,028)	(6,000,000)	(61,579,028)
Statutory statements of operations:
Increase (decrease) in reserves	$(54,124,814)	$6,000,000	$(48,124,814)
Statutory statements of changes in surplus:
Balance - end of year	$52,581,602	$(6,000,000)	$46,581,602
Net loss	(13,304,409)	(6,000,000)	(19,304,409)
Change in net deferred income tax benefit	2,626,273	1,260,000	3,886,272
Change in nonadmitted assets	(2,374,752)	(1,260,000)	(3,634,751)

Prior to issuing the 2020 audited statutory financial statements, it was discovered a reporting difference between the 2020 annual statement Note 31, Reserves for Life Contracts and Annuity Contracts, and the 2020 audited financial statement Note 11, Reserves for Life, Annuity, and Deposit-Type Policies and Contracts. The difference did not impact statutory financial statement balances. The difference was as follows:

	12/31/2020 Annual Statement	Difference	12/31/2020 Audited Financial Statement
Insurance in force of deficiency reserves	$1,436,316,336	$6,300,250	$1,430,016,086

16.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2021 through April 15, 2022, the date these statutory financial statements were available to be issued and has determined there are no material subsequent events requiring adjustment to or disclosure in the statutory financial statements.

******

SUPPLEMENTAL SCHEDULES

Deloitte & Touche LLP First National Tower 1601 Dodge Street Suite 3100 Omaha, NE 68102-1640 USA Tel: +1 402 346 7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT ON ADDITIONAL INFORMATION

To the Audit & Compensation Committee

Companion Life Insurance Company

Hauppauge, New York

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, and the supplemental investment risks interrogatories as of and for the year ended December 31, 2021, are presented for the purposes of additional analysis and are not a required part of the 2021 statutory financial statements. These schedules are the responsibility of Companion Life Insurance Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subject to the auditing procedures applied in our audit of the 2021 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory financial statements as a whole.

April 15, 2022

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Investment income earned:
U.S. government bonds	$1,608,010
Other bonds (unaffiliated)	38,491,910
Bonds of affiliates	—
Preferred stocks (unaffiliated)	57,945
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	3,005,376
Real estate	—
Contract loans	1,886,798
Short-term investments	20,575
Other invested assets	178,709
Derivative instruments	—
Aggregate write-ins for investment income	245,729

Gross investment income	$45,495,052

Real estate owned — book value less encumbrances	$—

Mortgage loans — book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	51,810,861

Total mortgage loans	$51,810,861

Mortgage loans by standing — book value:
Good standing	$51,601,935

Good standing with restructured terms	$208,926

Interest overdue more than 90 days, not in foreclosure	$—

Foreclosure in process	$—

Other long-term assets — statement value	$5,562,729

Collateral loans	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Bonds and stocks of subsidiaries and affiliates — book value:
Bonds	$—

Preferred stocks	$—

Common stocks	$—

Bonds by NAIC designation and maturity:
Bonds by maturity — statement value:
Due within one year or less	$53,370,678
Over 1 year and through 5 years	197,238,283
Over 5 years through 10 years	171,907,764
Over 10 years through 20 years	150,646,590
Over 20 years	414,008,717
No maturity date	—

Total by maturity	$987,172,032

Bonds by NAIC designation — statement value:
NAIC 1	$630,121,803
NAIC 2	348,983,178
NAIC 3	7,371,505
NAIC 4	695,546
NAIC 5	—
NAIC 6	—

Total by NAIC designation	$987,172,032

Total bonds publicly traded	$578,780,700

Total bonds privately placed	$408,391,332

Preferred stocks — statement value	$1,423,700

Common stocks	$288,399

Short-term investments — book value	$—

Options, caps, and floors owned — statement value	$—

Options, caps, and floors written and in force — statement value	$—

Collar, swap, and forward agreements open — current value	$—

Cash on deposit	$14,548,052

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Life insurance in force (in thousands):
Industrial	$—

Ordinary	$9,777,665

Credit life	$—

Group life	$11,011,015

Amount of accidental death insurance in force under ordinary policies (in thousands)	$109,453

Life insurance with disability provisions in force (in thousands):
Industrial	$—

Ordinary	$750,240

Credit life	$—

Group life	$—

Supplementary contracts in force:
Ordinary — not involving life contingencies:
Amount on deposit	$2,840,498

Income payable	$57,215

Ordinary — involving life contingencies—income payable:
Income payable	$56,682

Group — not involving life contingencies:
Amount on deposit	$—

Income payable	$—

Group — involving life contingencies—income payable	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Annuities:
Ordinary — immediate:
Income payable	$4,225,879

Annuities:
Ordinary — deferred:
Fully paid account balance	$27,758,415

Not fully paid account balance	$83,905,130

Group:
Amount of income payable	$7,964,034

Fully paid account balance	$24,212,869

Not fully paid account balance	$454,537

Accident and health insurance — premiums in force:
Other	$—

Group	$—

Credit	$—

Deposit funds and dividend accumulations:
Deposit funds — account balance	$7,456,476

Dividend accumulations — account balance	$200,802

Claim payments 2021:
Group accident and health — year ended December 31, 2021:
2021	$—

2020	$—

2019	$—

2018	$—

2017	$—

2016 and prior	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Claim payments 2021 (continued):
Other accident and health — year ended December 31, 2021:
2021	$—

2020	$1,000

2019	$8,000

2018	$—

2017	$—

2016 and prior	$(2,000)

Other coverages that use developmental methods to calculate claim reserves — year ended December 31, 2021:
2021	$—

2020	$—

2019	$—

2018	$—

2017	$—

2016 and prior	$—

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2021 OF THE Companion Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	46,721,663	4.266	46,721,663	0	46,721,663	4.266
1.02 All other governments	0	0.000	0	0	0	0.000
1.03 U.S. states, territories and possessions, etc. guaranteed	0	0.000	0	0	0	0.000
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	7,750,000	0.708	7,750,000	0	7,750,000	0.708
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	125,486,337	11.457	125,486,337	0	125,486,337	11.457
1.06 Industrial and miscellaneous	806,215,566	73.607	806,215,566	0	806,215,566	73.607
1.07 Hybrid securities	998,466	0.091	998,466	0	998,466	0.091
1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated Bank loans	0	0.000	0	0	0	0.000
1.11 Total long-term bonds	987,172,032	90.128	987,172,032	0	987,172,032	90.129
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	1,423,700	0.130	1,423,700	0	1,423,700	0.130
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	1,423,700	0.130	1,423,700	0	1,423,700	0.130
3. Common stocks (Schedule D, Part 2, Section 2):				0
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	288,399	0.026	288,399	0	288,399	0.026
3.02 Industrial and miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	0	0.000	0	0	0	0.000
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Total common stocks	288,399	0.026	288,399	0	288,399	0.026
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	0	0.000	0	0	0	0.000
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	51,810,861	4.730	51,810,861	0	51,810,861	4.730
4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	51,810,861	4.730	51,810,861	0	51,810,861	4.730
5. Real estate (Schedule A):
5.01 Properties occupied by company	0	0.000	0	0	0	0.000
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sale	0	0.000	0	0	0	0.000
5.04 Total real estate	0	0.000	0	0	0	0.000
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	14,548,052	1.328	14,548,052	0	14,548,052	1.328
6.02 Cash equivalents (Schedule E, Part 2)	0	0.000	0	0	0	0.000
6.03 Short-term investments (Schedule DA)	0	0.000	0	0	0	0.000
6.04 Total cash, cash equivalents and short-term investments	14,548,052	1.328	14,548,052	0	14,548,052	1.328
7. Contract loans	34,419,609	3.142	34,416,834	0	34,416,834	3.142
8 Derivatives (Schedule DB)	0	0.000	0	0	0	0.000
9. Other invested assets (Schedule BA)	5,562,729	0.508	5,562,729	0	5,562,729	0.508
10. Receivables for securities	69,218	0.006	69,218	0	69,218	0.006
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	0	0.000	0	0	0	0.000

13. Total invested assets	1,095,294,600	100.000	1,095,291,825	0	1,095,291,825	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2021

(To Be Filed by April 1)

Of The Companion Life Insurance Company

ADDRESS (City, State and Zip Code) Melville, NY 11747

NAIC Group Code 0261 NAIC Company Code 62243 Federal Employer’s Identification Number (FEIN) 13-1595128

The Investment Risks Interrogatories are to be filed April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reportingentity’s total admitted as reported on Page 2 of this annual statement.			$1,132,601,567

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	Federal National Mortgage Association	CMO, MBS	$38,829,910	3.4%
2.02	Federal Home Loan Mortgage Corporation	CMO	$18,843,222	1.7%
2.03	University of California	Municipal	$13,069,316	1.2%
2.04	Temasek Financial (I) Limited	Bonds	$9,883,166	0.9%
2.05	Apple Inc.	Bonds	$8,990,458	0.8%
2.06	New Jersey Natural Gas Company	Bonds	$8,000,000	0.7%
2.07	DTE Electric Company	Bonds	$7,799,331	0.7%
2.08	The New York and Presbyterian Hospital	Bonds	$6,669,515	0.6%
2.09	Massachusets Mutual Life Insurance Company	Bonds, Sch BA- Surplus Notes	$6,618,667	0.6%
2.10	CIM Trust 2019-R2	CMO	$6,069,914	0.5%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$630,121,803	55.6%	3.07	P/RP-1	$1,423,700	0.1%
3.02	NAIC-2	$348,983,178	30.8%	3.08	P/RP-2	$0	0.0%
3.03	NAIC-3	$7,371,505	0.7%	3.09	P/RP-3	$0	0.0%
3.04	NAIC-4	$695,546	0.1%	3.10	P/RP-4	$0	0.0%
3.05	NAIC-5	$0	0.0%	3.11	P/RP-5	$0	0.0%
3.06	NAIC-6	$0	0.0%	3.12	P/RP-6	$0	0.0%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No ☒

	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$110,836,843	9.8%
4.03	Foreign-currency-denominated investments	$0	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

SUPPLEMENT FOR THE YEAR 2021 OF THE Companion Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$110,836,843	9.8%
5.02	Countries designated NAIC-2	$0	0.0%
5.03	Countries designated NAIC-3 or below	$0	0.0%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
6.01	Country 1: Australia	$35,596,838	3.1%
6.02	Country 1: United Kingdom	$23,080,651	2.0%
	Countries designated NAIC - 2:
6.03	Country 1:	$0	0.0%
6.04	Country 2:	$0	0.0%
	Countries designated NAIC - 3 or below:
6.05	Country 1:	$0	0.0%
6.06	Country 2:	$0	0.0%

		1	2
7.	Aggregate unhedged foreign currency exposure	$0	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$0	0.0%
8.02	Countries designated NAIC-2	$0	0.0%
8.03	Countries designated NAIC-3 or below	$0	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
9.01	Country 1:	$0	0.0%
9.02	Country 1:	$0	0.0%
	Countries designated NAIC - 2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	Temasek Financial (I) Limited	1FE	$9,883,166	0.9%
10.02	National Grid plc	2FE	$5,000,000	0.4%
10.03	Coöperatieve Rabobank U.A.	2FE	$4,683,505	0.4%
10.04	Stockland Trust Management Limited	1FE	$4,000,000	0.4%
10.05	Transurban Queensland Finance Pty Ltd	2FE	$4,000,000	0.4%
10.06	Takeda Pharmaceutical Company Limited	2FE	$3,700,404	0.3%
10.07	Shell International Finance B.V.	1FE	$3,182,935	0.3%
10.08	Ellevio AB (publ)	2FE	$3,000,000	0.3%
10.09	Compass Group PLC	1	$3,000,000	0.3%
10.10	Growthpoint Properties Australia Limited	2	$3,000,000	0.3%

SUPPLEMENT FOR THE YEAR 2021 OF THE Companion Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%

SUPPLEMENT FOR THE YEAR 2021 OF THE Companion Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

	Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

SUPPLEMENT FOR THE YEAR 2021 OF THE Companion Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No ☒

	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial – DEER SPRINGS VILLAGE LLC	$1,932,326	0.2%
16.03	Commercial – VILLAGE AT MAYFIELD, LLC	$1,500,000	0.1%
16.04	Commercial – CVOP ASSOCIATES LLC	$1,457,026	0.1%
16.05	Commercial – Big LLC	$1,382,869	0.1%
16.06	Commercial – CE VERNON LLC	$1,374,330	0.1%
16.07	Commercial – WEST HAVEN PROPERTY DEVELOPMENT LLC	$1,374,330	0.1%
16.08	Commercial – ROSECRANS WILDING PARTNERSHIP LP	$1,368,094	0.1%
16.09	Commercial – 310 SOUTH MAIN LLC	$1,342,525	0.1%
16.10	Commercial – PRICE CALIFORNIA AVENUE LLC	$1,294,702	0.1%
16.11	Commercial – J3-IN LENIHAN PROPERTIES LLC	$1,275,938	0.1%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans

16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$208,926	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan to Value	1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$0	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$0	0.0%	$0	0.0%
17.05	below 70%	$0	0.0%	$51,810,861	0.0%	$0	0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.1

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

SUPPLEMENT FOR THE YEAR 2021 OF THE Companion Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:
		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:
		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
22.01	Hedging	$0	0.0%	$0	$0	$0
22.02	Income generation	$0	0.0	$0	$0	$0
22.03	Replications	$0	0.0	$0	$0	$0
22.04	Other	$0	0.0	$0	$0	$0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0	$0	$0	$0
23.03	Replications	$0	0.0	$0	$0	$0
23.04	Other	$0	0.0	$0	$0	$0

Companion Life

Separate Account B

Financial Statements as of December 31, 2021, and for each

of the Periods Presented in the Years Ended December 31,

2021 and 2020, and Report of Independent Registered

Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Companion Life Insurance Company

Omaha, NE

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the Companion Life Separate Account B (the “Account”) as of December 31, 2021; the related statements of operations and changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended for each of the subaccounts, except for the subaccounts included in the table below; financial highlights for the subaccounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2021, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising Companion Life Separate Account B	Financial Highlights

Federated - Fund for U.S. Government Securities II	For the period January 1, 2021 to June 1, 2021 and for the years ended December 31, 2020, 2019, 2018 and 2017.

Fidelity - VIP Mid-Cap 2	For the period October 28, 2021 to December 31, 2021.

MFS – Research Series	For the period January 1, 2021 to June 7, 2021 and for the years ended December 31, 2020, 2019, 2018, 2017.

MFS – Income Series II	For the period January 1, 2018 to June 5, 2018 and the year ended December 31, 2017.

Pioneer – Fund VCT	For the period January 1, 2021 to June 7, 2021 and for the years ended December 31, 2020, 2019, 2018 and 2017.

T. Rowe Price – Moderate Allocation	For the period January 1, 2021 to June 7, 2021 and for the years ended December 31, 2020, 2019, 2018 and 2017.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

Omaha, Nebraska
April 15, 2022

We have served as the Account’s auditor since 1997.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

NET ASSETS	Cost	Fair Value	Shares
Investments:
Alger:
American Growth	$35,737	$47,019	580
American Small Capitalization	6,211	5,751	206
Federated:
Government Money Fund II	31	31	31
Fidelity:
VIP Contrafund	41,626	71,938	1,324
VIP Equity Income	57	66	3
VIP Index 500	96,377	236,806	506
VIP Mid-Cap 2	3,261	2,863	73
MFS:
Core Equity Portfolio	166,461	222,078	6,869
Emerging Growth Series	2,450	2,479	31
High Yield Series	9,844	9,683	1,732
Pioneer:
Equity Income VCT	10,573	9,811	502
Mid Cap Value VCT	180,062	228,122	9,884
Real Estate Shares VCT	42,467	36,625	3,439
DWS:
Global Opportunities	90	114	9
International	6,024	6,502	842
Small Cap Index VIP	68	82	4
T. Rowe Price:
Equity Income	179,553	218,928	7,281
International Stock	194,194	213,222	13,318
Limited-Term Bond	9,287	9,281	1,890
All-Cap Opportunities	119	153	4
Morgan Stanley:
VIF Emerging Markets Equity	45,001	56,853	3,139
VIF Core Plus Fixed Income	137,859	133,664	12,766

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Alger				Federated
	American Growth		American Small Capitalization		Government Money Fund II
	2021	2020	2021	2020	2021	2020
Income:
Dividends	$—	$60	$—	$55	$—	$—
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	211	184	904	504	—	—
Net realized gain distributions	10,500	5,327	1,904	372	—	—

Net realized gains (losses)	10,711	5,511	2,808	876	—	—

Change in unrealized appreciation (depreciation) during the year	(5,732)	11,256	(2,876)	2,025	—	—

Increase (decrease) in net assets from operations	4,979	16,827	(68)	2,956	—	—

Contract transactions:
Payments received from contract owners	824	825	315	469	—	—
Transfers between subaccounts (including fixed account), net	—	—	(329)	(1,770)	86	120
Transfers for contract benefits and terminations	(43)	(43)	(72)	(21)	(112)	—
Contract maintenance charges	(679)	(611)	(673)	(794)	(69)	(39)

Net increase (decrease) in net assets from contract transactions	102	171	(759)	(2,116)	(95)	81

Total increase (decrease) in net assets	5,081	16,998	(827)	840	(95)	81
Net assets at beginning of year	41,938	24,940	6,578	5,738	126	45

Net assets at end of year	$47,019	$41,938	$5,751	$6,578	$31	$126

Accumulation units:
Purchases	6	12	24	6	51	79
Withdrawals	(5)	(8)	(30)	(48)	(114)	(26)

Net increase (decrease) in units outstanding	1	4	(6)	(42)	(63)	53
Units outstanding at beginning of year	500	496	91	133	83	30

Units outstanding at end of year	501	500	85	91	20	83

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Federated (continued)		Fidelity
	Fund for U.S. Government Securities II		VIP Contrafund		VIP Equity Income
	2021	2020	2021	2020	2021	2020
Income:
Dividends	$2	$1	$41	$131	$1	$1
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(2)	1	1,828	1,175	—	—
Net realized gain distributions	—	—	8,242	269	7	2

Net realized gains (losses)	(2)	1	10,070	1,444	7	2

Change in unrealized appreciation (depreciation) during the year	—	—	5,995	12,833	5	—

Increase (decrease) in net assets from operations	—	2	16,106	14,408	13	3

Contract transactions:
Payments received from contract owners	150	459	—	—	—	—
Transfers between subaccounts (including fixed account), net	(77)	(110)	—	—	—	—
Transfers for contract benefits and terminations	(7)	(20)	—	—	—	—
Contract maintenance charges	(88)	(319)	(4,236)	(4,017)	(2)	(2)

Net increase (decrease) in net assets from contract transactions	(22)	10	(4,236)	(4,017)	(2)	(2)

Total increase (decrease) in net assets	(22)	12	11,870	10,391	11	1
Net assets at beginning of year	22	10	60,068	49,677	55	54

Net assets at end of year	$—	$22	$71,938	$60,068	$66	$55

Accumulation units:
Purchases	5	16	—	—	—	—
Withdrawals	(6)	(16)	(41)	(52)	—	—

Net increase (decrease) in units outstanding	(1)	—	(41)	(52)	—	—
Units outstanding at beginning of year	1	1	647	699	1	1

Units outstanding at end of year	—	1	606	647	1	1

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Fidelity (continued)				MFS
	VIP Index 500		VIP Mid-Cap 2		Core Equity Portfolio
	2021	2020	2021	2020	2021	2020
Income:
Dividends	$2,762 $	3,087	$10	$—	$922	$1,329
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	13,521	14,716	(2)	—	5,106	1,998
Net realized gain distributions	1,605	619	434	—	15,804	9,183

Net realized gains (losses)	15,126	15,335	432	—	20,910	11,181

Change in unrealized appreciation (depreciation) during the year	37,702	12,955	(398)	—	25,711	18,598

Increase (decrease) in net assets from operations	55,590	31,377	44	—	47,543	31,108

Contract transactions:
Payments received from contract owners	11,204	11,731	400	—	8,767	9,058
Transfers between subaccounts (including fixed account), net	(10,072)	(23,539)	2,644	—	(7,639)	(29,266)
Transfers for contract benefits and terminations	(4,943)	(1,051)	(19)	—	(6,289)	(1,071)
Contract maintenance charges	(12,312)	(12,802)	(206)	—	(9,582)	(10,006)

Net increase (decrease) in net assets from contract transactions	(16,123)	(25,661)	2,819	—	(14,743)	(31,285)

Total increase (decrease) in net assets	39,467	5,716	2,863	—	32,800	(177)
Net assets at beginning of year	197,339	191,623	—	—	189,278	189,455

Net assets at end of year	$236,806	$197,339	$2,863	$—	$222,078	$189,278

Accumulation units:
Purchases	110	113	34	—	93	75
Withdrawals	(324)	(589)	(2)	—	(275)	(612)

Net increase (decrease) in units outstanding	(214)	(476)	32	—	(182)	(537)
Units outstanding at beginning of year	3,212	3,688	—	—	2,855	3,392

Units outstanding at end of year	2,998	3,212	32	—	2,673	2,855

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MFS (continued)
	Emerging Growth Series		High Yield Series		Research Series
	2021	2020	2021	2020	2021	2020
Income:
Dividends	$—	$—	$469	$453	$—	$1
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	17	12	—	(81)	23	7
Net realized gain distributions	—	9	—	—	—	6

Net realized gains (losses)	17	21	—	(81)	23	13

Change in unrealized appreciation (depreciation) during the year	21	7	(151)	(31)	(8)	8

Increase (decrease) in net assets from operations	38	28	318	341	15	22

Contract transactions:
Payments received from contract owners	550	459	360	360	150	459
Transfers between subaccounts (including fixed account), net	2,413	—	1,255	356	(1)	1
Transfers for contract benefits and terminations	(139)	(20)	(17)	(17)	(120)	(20)
Contract maintenance charges	(502)	(371)	(871)	(887)	(164)	(365)

Net increase (decrease) in net assets from contract transactions	2,322	68	727	(188)	(135)	75

Total increase (decrease) in net assets	2,360	96	1,045	153	(120)	97
Net assets at beginning of year	119	23	8,638	8,485	120	23

Net assets at end of year	$2,479	$119	$9,683	$8,638	$—	$120

Accumulation units:
Purchases	28	6	46	39	3	8
Withdrawals	(6)	(6)	(25)	(47)	(5)	(7)

Net increase (decrease) in units outstanding	22	—	21	(8)	(2)	1
Units outstanding at beginning of year	1	1	254	262	2	1

Units outstanding at end of year	23	1	275	254	—	2

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Pioneer
	Equity Income VCT		Fund VCT		Mid Cap Value VCT
	2021	2020	2021	2020	2021	2020
Income:
Dividends	$116	$191	$—	$2	$2,090	$2,116
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(286)	(522)	78	17	4,308	(3,179)
Net realized gain distributions	—	315	—	37	—	5,637

Net realized gains (losses)	(286)	(207)	78	54	4,308	2,458

Change in unrealized appreciation (depreciation) during the year	2,314	32	(27)	25	49,687	394

Increase (decrease) in net assets from operations	2,144	16	51	81	56,085	4,968

Contract transactions:
Payments received from contract owners	361	360	451	1,376	9,153	9,948
Transfers between subaccounts (including fixed account), net	(489)	545	(7)	(2)	(14,115)	1,922
Transfers for contract benefits and terminations	(17)	(17)	(358)	(59)	(6,590)	(1,088)
Contract maintenance charges	(871)	(860)	(497)	(1,104)	(10,363)	(10,322)

Net increase (decrease) in net assets from contract transactions	(1,016)	28	(411)	211	(21,915)	460

Total increase (decrease) in net assets	1,128	44	(360)	292	34,170	5,428
Net assets at beginning of year	8,683	8,639	360	68	193,952	188,524

Net assets at end of year	$9,811	$8,683	$—	$360	$228,122	$193,952

Accumulation units:
Purchases	15	29	10	42	89	469
Withdrawals	(36)	(27)	(20)	(34)	(417)	(444)

Net increase (decrease) in units outstanding	(21)	2	(10)	8	(328)	25
Units outstanding at beginning of year	209	207	10	2	3,535	3,510

Units outstanding at end of year	188	209	—	10	3,207	3,535

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Pioneer (continued)		DWS
	Real Estate Shares VCT		Global Opportunities		International
	2021	2020	2021	2020	2021	2020
Income:
Dividends	$342	$425	$—	$1	$152	$175
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(618)	(777)	36	(11)	67	(112)
Net realized gain distributions	—	6,288	—	—	—	—

Net realized gains (losses)	(618)	5,511	36	(11)	67	(112)

Change in unrealized appreciation (depreciation) during the year	11,145	(7,724)	(10)	44	336	157

Increase (decrease) in net assets from operations	10,869	(1,788)	26	34	555	220

Contract transactions:
Payments received from contract owners	1,064	1,065	75	229	315	469
Transfers between subaccounts (including fixed account), net	(908)	746	—	(2)	298	370
Transfers for contract benefits and terminations	(54)	(54)	(60)	(10)	(71)	(21)
Contract maintenance charges	(852)	(998)	(130)	(226)	(659)	(756)

Net increase (decrease) in net assets from contract transactions	(750)	759	(115)	(9)	(117)	62

Total increase (decrease) in net assets	10,119	(1,029)	(89)	25	438	282
Net assets at beginning of year	26,506	27,535	203	178	6,064	5,782

Net assets at end of year	$36,625	$26,506	$114	$203	$6,502	$6,064

Accumulation units:
Purchases	14	35	1	5	39	64
Withdrawals	(23)	(20)	(3)	(5)	(46)	(56)

Net increase (decrease) in units outstanding	(9)	15	(2)	—	(7)	8
Units outstanding at beginning of year	408	393	4	4	338	330

Units outstanding at end of year	399	408	2	4	331	338

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	DWS (continued)		T. Rowe Price
	Small Cap Index VIP		Equity Income		International Stock
	2021	2020	2021	2020	2021	2020
Income:
Dividends	$1	$1	$3,345	$3,971	$1,290	$1,002
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	—	5,666	(996)	2,309	2,832
Net realized gain distributions	5	6	15,249	4,056	14,251	7,793

Net realized gains (losses)	5	6	20,915	3,060	16,560	10,625

Change in unrealized appreciation (depreciation) during the year	4	6	23,505	(4,469)	(15,532)	13,516

Increase (decrease) in net assets from operations	10	13	47,765	2,563	2,318	25,143

Contract transactions:
Payments received from contract owners	—	—	8,766	9,230	9,537	9,770
Transfers between subaccounts (including fixed account), net	—	—	(12,662)	2,230	18,438	(22,256)
Transfers for contract benefits and terminations	—	(1)	(6,337)	(1,045)	(5,542)	(1,115)
Contract maintenance charges	(3)	(2)	(9,606)	(9,381)	(9,904)	(10,598)

Net increase (decrease) in net assets from contract transactions	(3)	(3)	(19,839)	1,034	12,529	(24,199)

Total increase (decrease) in net assets	7	10	27,926	3,597	14,847	944
Net assets at beginning of year	75	65	191,002	187,405	198,375	197,431

Net assets at end of year	$82	$75	$218,928	$191,002	$213,222	$198,375

Accumulation units:
Purchases	—	—	108	520	779	243
Withdrawals	—	—	(441)	(492)	(368)	(1,184)

Net increase (decrease) in units outstanding	—	—	(333)	28	411	(941)
Units outstanding at beginning of year	2	2	3,831	3,803	6,767	7,708

Units outstanding at end of year	2	2	3,498	3,831	7,178	6,767

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T. Rowe Price (continued)
	Limited-Term Bond		All-Cap Opportunities		Moderate Allocation
	2021	2020	2021	2020	2021	2020
Income:
Dividends	$116	$142	$—	$—	$—	$1
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	40	30	2	1	6	4
Net realized gain distributions	56	—	29	20	—	2

Net realized gains (losses)	96	30	31	21	6	6

Change in unrealized appreciation (depreciation) during the year	(206)	148	(5)	20	(3)	3

Increase (decrease) in net assets from operations	6	320	26	41	3	10

Contract transactions:
Payments received from contract owners	2,670	2,670	—	—	75	229
Transfers between subaccounts (including fixed account), net	1,219	340	—	—	1	1
Transfers for contract benefits and terminations	(110)	(110)	—	—	(59)	(10)
Contract maintenance charges	(2,485)	(2,358)	(5)	(4)	(80)	(182)

Net increase (decrease) in net assets from contract transactions	1,294	542	(5)	(4)	(63)	39

Total increase (decrease) in net assets	1,300	862	21	37	(60)	49
Net assets at beginning of year	7,981	7,119	132	95	60	11

Net assets at end of year	$9,281	$7,981	$153	$132	$—	$60

Accumulation units:
Purchases	165	171	—	—	1	4
Withdrawals	(107)	(147)	—	—	(2)	(4)

Net increase (decrease) in units outstanding	58	24	—	—	(1)	—
Units outstanding at beginning of year	361	337	2	2	1	1

Units outstanding at end of year	419	361	2	2	—	1

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Morgan Stanley
	VIF Emerging Markets Equity		VIF Core Plus Fixed Income
	2021	2020	2021	2020
Income:
Dividends	$456	$686	$4,976	$3,024
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	1,211	953	58	736
Net realized gain distributions	—	832	8,248	1,105

Net realized gains (losses)	1,211	1,785	8,306	1,841

Change in unrealized appreciation (depreciation) during the year	8	4,569	(13,504)	3,137

Increase (decrease) in net assets from operations	1,675	7,040	(222)	8,002

Contract transactions:
Payments received from contract owners	2,438	2,814	7,592	7,973
Transfers between subaccounts (including fixed account), net	4,050	(5,391)	20,949	(460)
Transfers for contract benefits and terminations	(1,468)	(297)	(376)	(390)
Contract maintenance charges	(2,834)	(3,192)	(8,626)	(8,447)

Net increase (decrease) in net assets from contract transactions	2,186	(6,066)	19,539	(1,324)

Total increase (decrease) in net assets	3,861	974	19,317	6,678
Net assets at beginning of year	52,992	52,018	114,347	107,669

Net assets at end of year	$56,853	$52,992	$133,664	$114,347

Accumulation units:
Purchases	161	92	880	375
Withdrawals	(106)	(254)	(207)	(434)

Net increase (decrease) in units outstanding	55	(162)	673	(59)
Units outstanding at beginning of year	1,319	1,481	3,895	3,954

Units outstanding at end of year	1,374	1,319	4,568	3,895

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

1.	NATURE OF OPERATIONS

Companion Life Separate Account B (the “Separate Account”) was established by Companion Life Insurance Company (“Companion”) on August 27, 1996, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by Companion, however, the net assets of the Separate Account are clearly identified and distinguished from Companion’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Companion may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which are part of Companion’s general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and Companion has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available subaccounts with activity during 2021 or 2020 are:

Alger

Alger American Fund

Alger American Large Cap Growth Portfolio Class O (“American Growth”)

Alger American Small Cap Growth Portfolio Class O (“American Small Capitalization”)

Federated

Federated Insurance Series

Federated Hermes Government Money Market Fund II Portfolio (“Government Money Fund II”)

Federated Hermes Fund for U.S. Government Securities II Portfolio (“Fund for U.S. Government Securities II”)

Fidelity

Fidelity Variable Insurance Products Fund

Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)

Fidelity Variable Insurance Products

Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)

Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

Fidelity VIP III Mid-Cap - Service Class 2 (“VIP Mid-Cap 2”)

MFS

MFS Variable Insurance Trust

MFS Core Equity Portfolio (“Core Equity Portfolio”)

MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)

MFS VIT II High Yield - Initial Class (“High Yield Series”)

MFS Research Series Portfolio Initial Class (“Research Series”)

Pioneer

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)

Pioneer Fund VCT Portfolio Class II (“Fund VCT”)

Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)

Pioneer Real Estate Shares VCT Portfolio Class I (“Real Estate Shares VCT”)

DWS

DWS Variable Series I

DWS Global Opportunities VIP Class B (“Global Opportunities”)

DWS CROCI International VIP Class A (“International”)

DWS Investments VIT Funds

DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Income Portfolio (“Equity Income”)

T. Rowe Price All-Cap Opportunities Portfolio (“All-Cap Opportunities”)

T. Rowe Price Moderate Allocation Portfolio (“Moderate Allocation”)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (“International Stock”)

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley

Morgan Stanley Variable Insurance Funds

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (“VIF Core Plus Fixed Income”)

Effective April 30, 2021, “T. Rowe Price New American Growth Portfolio” was renamed “T. Rowe Price All-Cap Opportunities Portfolio”

These subaccounts are available but are not shown on the statements due to not having any activity in 2021 and 2020:

MFS VIT II Income Initial Class (“Income Series II”)

Fidelity VIP Asset Manager: Growth Portfolio Initial Class (“VIP Asset Manager: Growth”)

DWS Growth and Income VIP Class B (“Growth and Income”)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

The World Health Organization declared the spread of the COVID-19 virus as a pandemic on March 11, 2020. The pandemic and actions taken against it globally in response have disrupted business activities throughout the world through 2021 and 2020 and will continue into 2022. As events and responses continue to evolve, it is not possible to reliably estimate the severity of these events on the Separate Account’s future financial statements. The Separate Account believes it has the ability to sustain its operations, maintain adequate liquidity and capital levels, and meet all obligations of policyholders as of the date these financial statements were issued.

Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and Companion Life Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal taxable income of Companion, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under current provisions of the IRC, Companion does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

As of December 31, 2021, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

Fair Value Measurements - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

Level 3 -	Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate a daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners” includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Subsequent Events - Subsequent events have been evaluated through April 15, 2022, the date these financial statements were issued.

4.	ACCOUNT CHARGES

Contract Maintenance Charges:

Cost of Insurance Charge - The cost of insurance charge is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce, and is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal, or if the contract’s current specified amount of insurance coverage is decreased, Companion may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class, and duration the contract has been inforce.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer fee is deducted from the amount transferred on the date of the transfer.

Administrative Charges - Companion deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by Companion. This charge is equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. Companion guarantees that the mortality and expense charge will not increase above these levels. Companion also deducts an administrative charge on each monthly deduction date of $7. This charge is assessed through the redemption of units.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2021, were as follows:

	Purchases	Sales
Alger
American Growth	$590	$488
American Small Capitalization	1,591	2,350

Federated
Government Money Fund II	78	173
Fund for U.S. Government Securities II	143	165

Fidelity
VIP Contrafund	—	4,236
VIP Equity Income	—	2
VIP Index 500	7,480	23,603
VIP Mid-Cap 2	3,025	206

MFS
Core Equity Portfolio	6,792	21,535
Emerging Growth Series	2,934	612
High Yield Series	1,598	871
Research Series	143	278

Pioneer
Equity Income VCT	721	1,737
Fund VCT	430	841
Mid Cap Value VCT	5,622	27,537
Real Estate Shares VCT	1,112	1,862

DWS
Global Opportunities	72	187
International	777	894
Small Cap Index VIP	—	3

T. Rowe Price
Equity Income	6,287	26,126
International Stock	23,865	11,336
Limited-Term Bond	3,682	2,388
All-Cap Opportunities	—	5
Moderate Allocation	72	135

Morgan Stanley
VIF Emerging Markets Equity	6,761	4,575
VIF Core Plus Fixed Income	25,570	6,031

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

Companion has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”) to perform administrative functions on behalf of Companion with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

Companion has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain Companion rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge Companion from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS

A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Alger
American Growth - 2021	501	93.87	$47,019	0.00%	0.00%	11.84%
American Growth - 2020	500	83.93	41,938	0.18%	0.00%	67.03%
American Growth - 2019	496	50.25	24,940	0.00%	0.00%	27.44%
American Growth - 2018	490	39.43	19,308	0.00%	0.00%	2.20%
American Growth - 2017	517	38.58	19,962	0.00%	0.00%	28.47%

American Small Capitalization - 2021	85	67.79	5,751	0.00%	0.00%	-6.06%
American Small Capitalization - 2020	91	72.16	6,578	0.89%	0.00%	67.15%
American Small Capitalization - 2019	133	43.17	5,738	0.00%	0.00%	29.33%
American Small Capitalization - 2018	144	33.38	4,809	0.00%	0.00%	1.43%
American Small Capitalization - 2017	344	32.91	11,320	0.00%	0.00%	28.76%

Federated
Government Money Fund II - 2021	20	1.52	31	0.00%	0.00%	0.00%
Government Money Fund II - 2020	83	1.52	126	0.00%	0.00%	0.66%
Government Money Fund II - 2019	30	1.51	45	0.00%	0.00%	1.34%
Government Money Fund II - 2018	53	1.49	79	0.59%	0.00%	1.36%
Government Money Fund II - 2017	408	1.47	600	0.37%	0.00%	0.00%

Fund for U.S. Government Securities II - 2021- January 1, 2021 to June 1, 2021	—	25.49	—	18.18%	0.00%	-1.66%
Fund for U.S. Government Securities II - 2020	1	25.92	22	6.25%	0.00%	5.19%
Fund for U.S. Government Securities II - 2019	1	24.64	10	7.69%	0.00%	5.93%
Fund for U.S. Government Securities II - 2018	1	23.26	16	3.42%	0.00%	0.43%
Fund for U.S. Government Securities II - 2017	9	23.16	218	2.71%	0.00%	1.94%

Fidelity
VIP Contrafund - 2021	606	118.66	71,938	0.06%	0.00%	27.83%
VIP Contrafund - 2020	647	92.83	60,068	0.24%	0.00%	30.56%
VIP Contrafund - 2019	699	71.10	49,677	0.47%	0.00%	31.59%
VIP Contrafund - 2018	758	54.03	40,923	0.71%	0.00%	-6.38%
VIP Contrafund - 2017	948	57.71	54,693	1.01%	0.00%	21.88%

VIP Equity Income - 2021	1	56.86	66	1.65%	0.00%	24.88%
VIP Equity Income - 2020	1	45.53	55	1.83%	0.00%	6.70%
VIP Equity Income - 2019	1	42.67	54	1.02%	0.00%	27.45%
VIP Equity Income - 2018	4	33.48	142	1.40%	0.00%	-8.30%
VIP Equity Income - 2017	12	36.51	430	1.16%	0.00%	12.89%

VIP Index 500 - 2021	2,998	78.99	236,806	1.27%	0.00%	28.59%
VIP Index 500 - 2020	3,212	61.43	197,339	1.59%	0.00%	18.23%
VIP Index 500 - 2019	3,688	51.96	191,623	2.01%	0.00%	31.38%
VIP Index 500 - 2018	3,866	39.55	152,939	1.96%	0.00%	-4.49%
VIP Index 500 - 2017	4,453	41.41	184,404	1.74%	0.00%	21.69%

VIP Mid-Cap 2 - 2021 - October 28, 2021 to December 31, 2021	32	88.76	2,863	0.70%	0.00%	1.54%
VIP Mid-Cap 2 - 2020	—	—	—	—	—	—
VIP Mid-Cap 2 - 2019	—	—	—	—	—	—
VIP Mid-Cap 2 - 2018	—	—	—	—	—	—
VIP Mid-Cap 2 - 2017	—	—	—	—	—	—

MFS
Core Equity Portfolio 2021	2,673	83.08	222,078	0.45%	0.00%	25.31%
Core Equity Portfolio 2020	2,855	66.30	189,278	0.70%	0.00%	18.71%
Core Equity Portfolio 2019	3,392	55.85	189,455	0.82%	0.00%	33.20%
Core Equity Portfolio 2018	3,598	41.93	150,871	0.73%	0.00%	-3.83%
Core Equity Portfolio 2017	4,195	43.60	182,912	0.92%	0.00%	24.82%

Emerging Growth Series - 2021	23	105.73	2,479	0.00%	0.00%	23.53%
Emerging Growth Series - 2020	1	85.59	119	0.00%	0.00%	31.86%
Emerging Growth Series - 2019	1	64.91	23	0.00%	0.00%	38.14%
Emerging Growth Series - 2018	3	46.99	153	0.00%	0.00%	2.67%
Emerging Growth Series - 2017	21	45.77	965	0.09%	0.00%	31.41%

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
MFS (cont’d)
High Yield Series - 2021	275	35.18	$9,683	5.12%	0.00%	3.47%
High Yield Series - 2020	254	34.00	8,638	5.29%	0.00%	5.10%
High Yield Series - 2019	262	32.35	8,485	5.61%	0.00%	14.80%
High Yield Series - 2018	273	28.18	7,705	5.78%	0.00%	-3.09%
High Yield Series - 2017	288	29.08	8,364	6.51%	0.00%	6.72%

Research Series - 2021 - January 1, 2021 to June 7, 2021	—	63.43	—	0.00%	0.00%	12.68%
Research Series - 2020	2	56.29	120	1.40%	0.00%	16.59%
Research Series - 2019	1	48.28	23	2.50%	0.00%	32.97%
Research Series - 2018	2	36.31	57	0.03%	0.00%	-4.37%
Research Series - 2017	154	37.97	5,848	1.38%	0.00%	23.36%

Income Series II - 2021	—	—	—	—	—	—
Income Series II - 2020	—	—	—	—	—	—
Income Series II - 2019	—	—	—	—	—	—
Income Series II - 2018 - January 1, 2018 - June 5, 2018	—	27.57	—	0.00%	0.00%	-2.34%
Income Series II - 2017	3	28.23	97	2.29%	0.00%	6.25%

Pioneer
Equity Income VCT - 2021	188	52.17	9,811	1.25%	0.00%	25.32%
Equity Income VCT - 2020	209	41.63	8,683	2.21%	0.00%	-0.26%
Equity Income VCT - 2019	207	41.74	8,639	2.51%	0.00%	25.23%
Equity Income VCT - 2018	216	33.33	7,195	2.22%	0.00%	-8.76%
Equity Income VCT - 2017	236	36.53	8,605	1.46%	0.00%	15.16%

Fund VCT - 2021 - January 1, 2021 to June 7, 2021	—	43.61	—	0.00%	0.00%	15.52%
Fund VCT - 2020	10	37.75	360	0.93%	0.00%	23.93%
Fund VCT - 2019	2	30.46	68	0.83%	0.00%	31.07%
Fund VCT - 2018	7	23.24	172	0.51%	0.00%	-1.73%
Fund VCT - 2017	76	23.65	1,787	1.00%	0.00%	21.34%

Mid Cap Value VCT - 2021	3,207	71.14	228,122	0.99%	0.00%	29.68%
Mid Cap Value VCT - 2020	3,535	54.86	193,952	1.11%	0.00%	2.12%
Mid Cap Value VCT - 2019	3,510	53.72	188,524	1.38%	0.00%	28.46%
Mid Cap Value VCT - 2018	3,511	41.82	146,823	0.75%	0.00%	-19.34%
Mid Cap Value VCT - 2017	3,736	51.85	193,740	0.79%	0.00%	13.16%

Real Estate Shares VCT - 2021	399	91.68	36,625	1.08%	0.00%	41.05%
Real Estate Shares VCT - 2020	408	65.00	26,506	1.57%	0.00%	-7.34%
Real Estate Shares VCT - 2019	393	70.15	27,535	2.37%	0.00%	28.15%
Real Estate Shares VCT - 2018	402	54.74	21,981	2.80%	0.00%	-7.24%
Real Estate Shares VCT - 2017	401	59.01	23,642	2.57%	0.00%	3.51%

DWS
Global Opportunities - 2021	2	62.98	114	0.00%	0.00%	14.66%
Global Opportunities - 2020	4	54.93	203	0.52%	0.00%	16.92%
Global Opportunities - 2019	4	46.98	178	0.00%	0.00%	21.08%
Global Opportunities - 2018	5	38.80	206	0.00%	0.00%	-20.74%
Global Opportunities - 2017	12	48.95	576	0.00%	0.00%	19.59%

International - 2021	331	19.62	6,502	2.42%	0.00%	9.24%
International - 2020	338	17.96	6,064	2.95%	0.00%	2.57%
International - 2019	330	17.51	5,782	2.98%	0.00%	21.77%
International - 2018	349	14.38	5,024	1.06%	0.00%	-14.35%
International - 2017	351	16.79	5,896	7.20%	0.00%	21.93%

Small Cap Index VIP - 2021	2	53.67	82	1.27%	0.00%	14.51%
Small Cap Index VIP - 2020	2	46.87	75	1.43%	0.00%	19.44%
Small Cap Index VIP - 2019	2	39.24	65	0.97%	0.00%	25.21%
Small Cap Index VIP - 2018	4	31.34	141	0.69%	0.00%	-11.22%
Small Cap Index VIP - 2017	12	35.30	440	1.10%	0.00%	14.31%

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
T. Rowe Price
Equity Income - 2021	3,498	62.59	$218,928	1.63%	0.00%	25.53%
Equity Income - 2020	3,831	49.86	191,002	2.10%	0.00%	1.20%
Equity Income - 2019	3,803	49.27	187,405	2.37%	0.00%	26.40%
Equity Income - 2018	3,818	38.98	148,826	2.17%	0.00%	-9.50%
Equity Income - 2017	4,255	43.07	183,278	1.69%	0.00%	16.00%

International Stock - 2021	7,178	29.70	213,222	0.63%	0.00%	1.30%
International Stock - 2020	6,767	29.32	198,375	0.51%	0.00%	14.44%
International Stock - 2019	7,708	25.62	197,431	2.49%	0.00%	27.78%
International Stock - 2018	7,801	20.05	156,394	1.48%	0.00%	-14.21%
International Stock - 2017	7,984	23.37	186,560	1.11%	0.00%	27.91%

Limited-Term Bond - 2021	419	22.15	9,281	1.34%	0.00%	0.14%
Limited-Term Bond - 2020	361	22.12	7,981	1.88%	0.00%	4.69%
Limited-Term Bond - 2019	337	21.13	7,119	2.37%	0.00%	4.35%
Limited-Term Bond - 2018	291	20.25	5,896	2.04%	0.00%	1.20%
Limited-Term Bond - 2017	341	20.01	6,833	1.47%	0.00%	1.06%

All-Cap Opportunities - 2021	2	102.58	153	0.00%	0.00%	20.80%
All-Cap Opportunities - 2020	2	84.92	132	0.00%	0.00%	44.37%
All-Cap Opportunities - 2019	2	58.82	95	0.00%	0.00%	34.94%
All-Cap Opportunities - 2018	2	43.59	73	0.00%	0.00%	1.16%
All-Cap Opportunities - 2019	2	43.09	75	0.00%	0.00%	34.40%

Moderate Allocation - 2021 - January 1, 2021 to June 7, 2021	—	58.22	—	0.00%	0.00%	7.30%
Moderate Allocation - 2020	1	54.26	60	2.82%	0.00%	14.52%
Moderate Allocation - 2019	1	47.38	11	5.00%	0.00%	19.83%
Moderate Allocation - 2018	1	39.54	29	1.23%	0.00%	-5.09%
Moderate Allocation - 2017	7	41.66	296	1.52%	0.00%	17.42%

Morgan Stanley
VIF Emerging Markets Equity - 2021	1,374	41.39	56,853	0.83%	0.00%	2.99%
VIF Emerging Markets Equity - 2020	1,319	40.19	52,992	1.31%	0.00%	14.44%
VIF Emerging Markets Equity - 2019	1,481	35.12	52,018	1.05%	0.00%	19.62%
VIF Emerging Markets Equity - 2018	1,451	29.36	42,619	0.45%	0.00%	-17.48%
VIF Emerging Markets Equity - 2017	1,430	35.58	50,866	0.77%	0.00%	35.08%

VIF Core Plus Fixed Income - 2021	4,568	29.26	133,664	4.01%	0.00%	-0.34%
VIF Core Plus Fixed Income - 2020	3,895	29.36	114,347	2.72%	0.00%	7.82%
VIF Core Plus Fixed Income - 2019	3,954	27.23	107,669	4.09%	0.00%	10.87%
VIF Core Plus Fixed Income - 2018	3,972	24.56	97,548	2.56%	0.00%	-0.65%
VIF Core Plus Fixed Income - 2017	4,260	24.72	105,325	2.95%	0.00%	6.23%

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

***

These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.

****	Funds listed with date ranges represent partial year investments in funds. Unit values displayed represent unit value at disposition date.